UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08134
Eaton Vance Municipals Trust II
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
January 31
Date of Fiscal Year End
January 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report January 31, 2010

EATON VANCE MUNICIPALS TRUST II

Insured Municipal

Kansas

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Funds as of January 31, 2010
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
Insured Municipal Income	3
Kansas Municipal Income	5

Fund Expenses	7

Financial Statements	9

Federal Tax Information	35

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	36

Management and Organization	39

Eaton Vance Municipal Income Funds as of January 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
During the year ending January 31, 2010, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.
During the Funds’ fiscal year, the municipal bond market witnessed a significant rebound as demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending January 31, 2010, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Funds’ primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds—gained 9.49% for the period.1

[1]	It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

[2]	The Funds employ residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.
Management Discussion
During the year ending January 31, 2010, the Funds outperformed the Index and their Lipper peer group averages. Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the Funds’ outperformance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds also contributed positively to relative performance.
The Funds generally invest in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the first 11 months of the fiscal year, thus providing the basis for much of the Funds’ outperformance of the Index.
Management employed leverage in the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Funds’ exposure to their underlying investments in both up and down markets.2
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Funds with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.
Prior to December 1, 2009, the Funds were named Eaton Vance Insured Municipals Fund and Eaton Vance Kansas Municipals Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Insured Municipal Income Fund as of January 31, 2010
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAFIX	EBFIX	EFICX

Average Annual Total Returns (at net asset value)
One Year	14.17%	13.45%	13.33%
Five Years	1.87	1.12	N.A.
10 Years	4.67	3.91	N.A.
Life of Fund†	4.92	4.12	0.72
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.72%	8.45%	12.33%
Five Years	0.87	0.78	N.A.
10 Years	4.16	3.91	N.A.
Life of Fund†	4.60	4.12	0.72

†	Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.07%	1.82%	1.81%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.14%	3.39%	3.39%
Taxable-Equivalent Distribution Rate[3,4]	6.37	5.22	5.22
SEC 30-day Yield[5]	3.54	2.97	2.94
Taxable-Equivalent SEC 30-day Yield[4,5]	5.45	4.57	4.52
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

One Year	9.49%	18.56%
Five Years	4.23	3.59
10 Years	5.85	6.45
Lipper Averages7 (Average Annual Total Returns)
Lipper Insured Municipal Debt Funds Classification

One Year	9.90%
Five Years	2.69
10 Years	4.67
Portfolio Manager: Craig R. Brandon, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/00 and 6/2/06 (commencement of operations), respectively, would have been valued at $15,789 ($15,042 at the maximum offering price) and $10,265, respectively, on 1/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 6/1/09. Includes interest expense of 0.17% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds Classification contained 29, 25 and 23 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Insured Municipal Income Fund as of January 31, 2010
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/10 is as follows, and the average rating is AA+.

AAA	56.6%
AA	25.4%
A	15.8%
BBB	0.3%
Not Rated	1.9%
Fund Statistics2

• Number of Issues:	80
• Average Maturity:	24.4	years
• Average Effective Maturity:	14.3	years
• Average Call Protection:	10.0	years
• Average Dollar Price:	$98.65
• RIB Leverage[3]:	1.8%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 1/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Kansas Municipal Income Fund as of January 31, 2010
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital 20 Year Municipal Bond Index, which consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbols	ETKSX	EVKSX	ECKSX

Average Annual Total Returns (at net asset value)
One Year	13.56%	12.58%	12.69%
Five Years	2.55	1.76	N.A.
10 Years	5.03	4.26	N.A.
Life of Fund†	4.59	3.96	1.77
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.23%	7.58%	11.69%
Five Years	1.55	1.42	N.A.
10 Years	4.52	4.26	N.A.
Life of Fund†	4.27	3.96	1.77

†	Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.83%	1.58%	1.58%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.80%	3.09%	3.08%
Taxable-Equivalent Distribution Rate[3,4]	6.25	5.08	5.06
SEC 30-day Yield[5]	3.55	2.97	2.93
Taxable-Equivalent SEC 30-day Yield[4,5]	5.84	4.88	4.82
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index

One Year	9.49%	14.50%
Five Years	4.23	4.24
10 Years	5.85	6.61
Lipper Averages7 (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification

One Year	11.14%
Five Years	3.12
10 Years	4.86
Portfolio Manager: Adam Weigold, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/00 and 6/2/06 (commencement of operations), respectively, would have been valued at $16,336 ($15,561 at the maximum offering price) and $10,677, respectively, on 1/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 6/1/09. Includes interest expense of 0.06% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 39.19% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 125, 111 and 103 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Kansas Municipal Income Fund as of January 31, 2010
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/10 is as follows, and the average rating is AA-.

AAA	30.8%
AA	25.0%
A	34.6%
BBB	3.7%
Not Rated	5.9%
Fund Statistics2

• Number of Issues:	72
• Average Maturity:	20.0	years
• Average Effective Maturity:	13.3	years
• Average Call Protection:	8.2	years
• Average Dollar Price:	$96.62
• RIB Leverage[3]:	0.8%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 1/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Municipal Income Funds as of January 31, 2010

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 – January 31, 2010).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Insured Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/09)	(1/31/10)	(8/1/09 – 1/31/10)

Actual
Class A	$1,000.00	$1,063.70	$4.27
Class B	$1,000.00	$1,060.20	$8.15
Class C	$1,000.00	$1,060.20	$8.15

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.18
Class B	$1,000.00	$1,017.30	$7.98
Class C	$1,000.00	$1,017.30	$7.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class A shares, 1.57% for Class B shares and 1.57% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2009.

Eaton Vance Municipal Income Funds as of January 31, 2010

FUND EXPENSES CONT’D

Eaton Vance Kansas Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/09)	(1/31/10)	(8/1/09 – 1/31/10)

Actual
Class A	$1,000.00	$1,063.10	$4.06
Class B	$1,000.00	$1,057.40	$7.93
Class C	$1,000.00	$1,058.40	$7.99

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.97
Class B	$1,000.00	$1,017.50	$7.78
Class C	$1,000.00	$1,017.40	$7.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares, 1.53% for Class B shares and 1.54% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2009.

Eaton Vance Insured Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.9%

Principal Amount
(000’s omitted)	Security	Value

Education — 3.5%

$1,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(1)	$1,109,840
1,000	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(2)	1,056,510

		$2,166,350

Electric Utilities — 1.7%

$1,000	San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34	$1,051,430

		$1,051,430

Hospital — 1.2%

$860	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	$739,574

		$739,574

Industrial Development Revenue — 0.8%

$520	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$525,616

		$525,616

Insured-Education — 8.1%

$1,000	California Educational Facilities Authority, (Loyola Marymount University), (NPFG), 0.00%, 10/1/33	$207,730
1,000	Massachusetts Development Finance Agency, (Boston University), (AMBAC), (BHAC), 5.00%, 10/1/35	1,014,720
580	Miami-Dade County, FL, Educational Facilities Authority, (University of Miami), (AMBAC), (BHAC), 5.00%, 4/1/31	593,642
1,100	New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	1,118,876
1,000	New York State Dormitory Authority, (AGC), 5.00%, 7/1/25	1,069,030
1,000	University of South Alabama, (BHAC), 5.00%, 8/1/38	1,025,060

		$5,029,058

Insured-Electric Utilities — 4.4%

$500	American Municipal Power-Ohio, Inc., OH, (Prairie State Energy), (AGC), 5.75%, 2/15/39	$528,495
500	Indiana Municipal Power Agency, (NPFG), 5.00%, 1/1/42	488,290
1,000	Long Island, NY, Power Authority, (BHAC), 5.50%, 5/1/33	1,086,460
565	South Carolina State Public Service Authority, (BHAC), 5.50%, 1/1/38	610,217

		$2,713,462

Insured-General Obligations — 13.1%

$1,025	Anderson County, SC, School District No. 5, (AGM), 5.25%, 2/1/31	$1,079,715
1,000	Los Angeles, CA, Unified School District, (AGC), 5.00%, 1/1/34	1,003,690
1,000	Massachusetts, (AMBAC), 5.50%, 8/1/30	1,186,720
700	Mississippi Development Bank, (Hinds Community College District), (AGC), 5.375%, 10/1/33	737,450
800	Monroe Township, NJ, Board of Education, Middlesex County, (AGC), 4.75%, 3/1/36	813,408
1,250	Palm Springs, CA, Unified School District, (2008 Election), (AGC), 5.00%, 8/1/33	1,284,275
1,000	Philadelphia, PA, (AGC), 7.00%, 7/15/28	1,150,280
1,985	San Juan, CA, Unified School District, (AGM), 0.00%, 8/1/23	928,960

		$8,184,498

Insured-Hospital — 9.6%

$1,000	Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.50%, 1/1/38	$1,032,990
355	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	368,455
1,250	Indiana Health and Educational Facilities Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41	1,267,450
750	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	729,420
1,090	New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	1,140,511
1,000	New York Dormitory Authority, (Hudson Valley Hospital Center), (AGM), (BHAC), 5.00%, 8/15/36	1,036,200
390	Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	412,448

		$5,987,474

Insured-Housing — 0.8%

$500	Florida Housing Finance Authority, (Spinnaker Cove Apartments), (AMBAC), (AMT), 6.50%, 7/1/36	$500,230

		$500,230

See notes to financial statements

Eaton Vance Insured Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Industrial Development Revenue — 1.1%

$685	Pennsylvania Economic Development Financing Authority, (BHAC), 5.00%, 10/1/39	$690,706

		$690,706

Insured-Lease Revenue / Certificates of Participation — 3.4%

$1,300	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$1,185,145
1,000	Phoenix, AZ, Civic Improvement Corp., District Revenue, (BHAC), (FGIC), 0.00%, 7/1/32	912,120

		$2,097,265

Insured-Other Revenue — 1.6%

$1,630	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/32	$472,015
500	St. John’s County, FL, Industrial Development Authority, (Professional Golf), (NPFG), 5.00%, 9/1/23	500,735

		$972,750

Insured-Solid Waste — 0.8%

$500	Dade County, FL, Resource Recovery Facilities, (AMBAC), (AMT), 5.50%, 10/1/13	$501,155

		$501,155

Insured-Special Assessment Revenue — 1.7%

$345	Celebration, FL, Community Development District, (NPFG), 5.125%, 5/1/20	$332,915
750	Crossings at Fleming Island, FL, Community Development District, (NPFG), 5.80%, 5/1/16	758,310

		$1,091,225

Insured-Special Tax Revenue — 13.2%

$1,000	Central Puget Sound, WA, Regional Transportation Authority, Sales and Use Tax Revenue, (AGM), 5.00%, 11/1/32	$1,043,340
1,250	Clearwater, FL, Spring Training Facilities, (NPFG), 5.375%, 3/1/31	1,383,425
320	Massachusetts Bay Transportation Authority, Revenue Assesment, (NPFG), 4.00%, 7/1/33	299,927
1,000	Massachusetts Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/29	1,140,240
2,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/39	1,135,200
5,055	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/36	807,587
1,475	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (BHAC), (NPFG), 5.00%, 7/1/27	1,525,135
500	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	485,520
200	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/23	204,764
1,035	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	60,216
225	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	27,677
445	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	50,792
355	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	37,889

		$8,201,712

Insured-Student Loan — 2.7%

$830	Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$863,872
805	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	822,509

		$1,686,381

Insured-Transportation — 13.1%

$475	Chicago, IL, (O’Hare International Airport), (AGM), (AMT), 5.25%, 1/1/30	$476,145
600	Clark County, NV, (Las Vegas-McCarran International Airport), (AGC), 5.25%, 7/1/39(3)	600,432
1,000	Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), 5.25%, 7/15/25	1,090,840
485	Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	490,694
180	Metropolitan Washington, D.C., Airports Authority, (BHAC), 5.00%, 10/1/29	188,712
500	Metropolitan Washington, D.C., Airports Authority, (NPFG), (AMT), 5.00%, 10/1/35	490,045
1,115	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	1,064,312
675	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (AMBAC), 4.50%, 1/1/32	658,429
1,000	New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	1,076,260
1,075	New Jersey Turnpike Authority, (AGM), (BHAC), 5.25%, 1/1/30	1,243,753
780	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	797,585

		$8,177,207

See notes to financial statements

Eaton Vance Insured Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer — 13.2%

$1,440	Austin, TX, Water and Wastewater System Revenue, (AGM), (BHAC), 5.00%, 11/15/33	$1,482,494
700	Bossier City, LA, Utilities Revenue, (BHAC), 5.125%, 10/1/25(4)	757,883
170	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	184,783
110	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	118,897
170	Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	180,329
1,260	Fernley, NV, (AGC), 5.00%, 2/1/38	1,237,635
160	Florida Governmental Utility Authority, (Barefoot Bay Utility System), (AMBAC), 5.00%, 10/1/29	149,352
1,195	Los Angeles, CA, Department of Water and Power, (AMBAC), 5.00%, 7/1/44	1,176,609
500	Marco Island, FL, Utility System, (NPFG), 5.00%, 10/1/27	507,330
635	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	711,492
555	Ogden City, UT, Sewer and Water, (AGM), 4.50%, 6/15/38	518,720
1,160	Wichita, KS, Water and Sewer Utility, (AGC), 5.00%, 10/1/32	1,205,008

		$8,230,532

Special Tax Revenue — 1.2%

$785	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	$774,049

		$774,049

Transportation — 2.7%

$2,730	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/35	$598,416
1,045	Port Authority of New York and New Jersey, 5.00%, 7/15/35	1,088,127

		$1,686,543

Total Tax-Exempt Investments — 97.9%
(identified cost $58,769,934)		$61,007,217

Other Assets, Less Liabilities — 2.1%		$1,337,510

Net Assets — 100.0%		$62,344,727

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

At January 31, 2010, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	15.8%
Florida	13.2%
New Jersey	10.3%
Others, representing less than 10% individually	58.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2010, 88.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.1% to 32.1% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)	When-issued security.

(4)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See notes to financial statements

Eaton Vance Kansas Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.2%

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded — 5.1%

$415	Labette County, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	$375,297
1,000	Saline County, SFMR, Escrowed to Maturity, 0.00%, 12/1/15(1)	864,170
500	University of Kansas Hospital Authority, Prerefunded to 9/1/12, 5.50%, 9/1/22	558,790

		$1,798,257

Hospital — 14.1%

$500	City of Wichita, (Christi Health System, Inc), 5.00%, 11/15/34	$490,900
500	City of Wichita, (Christi Health System, Inc), 5.25%, 11/15/24	517,775
1,000	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	1,061,420
500	Kansas Development Finance Authority, (Hays Medical Center), 5.00%, 11/15/22	509,020
750	Lawrence Memorial Hospital, 5.125%, 7/1/36	712,020
500	Olathe Health Facilities, (Olathe Medical Center), 5.00%, 9/1/29	499,975
825	Salina Hospital, (Salina Regional Health Center), 5.00%, 10/1/36	816,544
410	University of Kansas Hospital Authority, 4.50%, 9/1/32	376,695

		$4,984,349

Insured-Education — 4.1%

$100	Kansas Development Finance Authority, (Kansas Board of Regents), (AMBAC), 5.00%, 4/1/14	$111,029
1,000	Kansas Development Finance Authority, (Kansas State University Housing Systems), (NPFG), 4.50%, 4/1/37	931,690
550	Kansas Development Finance Authority, (Kansas State University-Athletic Facility), (AMBAC), 0.00%, 7/1/18	396,610

		$1,439,329

Insured-Electric Utilities — 9.0%

$250	Augusta, Electric System, (AMBAC), 5.00%, 8/1/22	$252,575
765	Burlington, PCR, (Kansas Gas & Electric Co.), (NPFG), 5.30%, 6/1/31	777,378
665	La Cygne, (Kansas City Power & Light Co.), (XLCA), 4.65%, 9/1/35	580,099
325	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	330,298
375	Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	373,447
375	Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	380,475
500	Wyandotte County & Kansas City Unified Government Utilities System, (AGM), 5.00%, 9/1/28	514,625

		$3,208,897

Insured-Escrowed / Prerefunded — 1.7%

$500	Chisholm Creek Utility Authority, Water and Wastewater, (Bel Aire & Park City), (NPFG), Prerefunded to 9/1/12, 5.25%, 9/1/20	$556,280
55	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (NPFG), Prerefunded to 11/15/11, 5.375%, 11/15/24	59,680

		$615,960

Insured-General Obligations — 18.2%

$1,330	Butler County, Unified School District #402, (AGC), 5.125%, 9/1/32	$1,388,626
870	Geary County, (XLCA), 3.50%, 9/1/31	715,906
350	Geary County, Unified School District #475, (NPFG), 3.00%, 9/1/26	282,324
500	Harvey County, Unified School District #373, (NPFG), 5.00%, 9/1/26	525,630
600	Johnson County, Unified School District #231, (AMBAC), 5.00%, 10/1/27	625,164
200	Johnson County, Unified School District #231, (FGIC), (NPFG), 6.00%, 10/1/16	236,758
300	Johnson County, Unified School District #233, (FGIC), (NPFG), 5.50%, 9/1/17	357,693
500	Leavenworth County, Unified School District #453, (AGC), 5.125%, 3/1/29	530,500
240	Puerto Rico, (NPFG), 5.50%, 7/1/20	252,134
500	Reno County, Unified School District #308, (NPFG), 4.00%, 9/1/26	484,055
500	Sedgwick County, Unified School District #262, (AGC), 4.75%, 9/1/28	512,745
500	Wyandotte County & Kansas City Unified Government, (AGM), 5.00%, 8/1/27	529,815

		$6,441,350

Insured-Hospital — 7.3%

$250	Coffeyville Public Building Commission Health Care Facility, (Coffeyville Regional Medical Center), (AMBAC), 5.00%, 8/1/22	$248,943
500	Kansas Development Finance Authority, (Sisters of Charity-Leavenworth), (NPFG), 5.00%, 12/1/25	500,240
500	Kansas Development Finance Authority, (St. Luke’s/Shawnee Mission), (NPFG), 5.375%, 11/15/26	500,015

See notes to financial statements

Eaton Vance Kansas Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital (continued)

$600	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (NPFG), 4.75%, 11/15/36	$536,484
545	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (NPFG), 5.375%, 11/15/24	548,145
250	Manhattan Hospital, (Mercy Health Center), (AGM), 5.20%, 8/15/26	251,427

		$2,585,254

Insured-Housing — 0.7%

$250	Augusta Public Building Commission Revenue, (Cottonwood Point, Inc.), (NPFG), 5.25%, 4/1/22	$251,100

		$251,100

Insured-Industrial Development Revenue — 0.7%

$250	Wyandotte, (BPU Office Building), (NPFG), 5.00%, 5/1/21	$257,458

		$257,458

Insured-Lease Revenue / Certificates of Participation — 1.5%

$500	Kansas Development Finance Authority, (Capital Restoration Parking Facility), (AGM), 5.00%, 10/1/21	$537,935

		$537,935

Insured-Other Revenue — 2.8%

$250	Kansas Development Finance Authority, (Department of Administration), (FGIC), (NPFG), 5.00%, 11/1/25	$264,232
440	Kansas Development Finance Authority, (Kansas State Projects), (NPFG), 5.00%, 5/1/26	459,796
250	Kansas Development Finance Authority, (Kansas State Projects), (NPFG), 5.25%, 11/1/26	270,300

		$994,328

Insured-Public Power / Electric Utilities — 2.2%

$500	Wyandotte County & Kansas City Unified Government, (AGM), 5.00%, 9/1/32	$507,340
250	Wyandotte County & Kansas City Unified Government, (BHAC), 5.25%, 9/1/34	262,328

		$769,668

Insured-Special Tax Revenue — 6.4%

$1,000	Dodge City, (AGC), 5.00%, 6/1/34	$1,026,970
250	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	73,523
150	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	21,347
4,450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	381,943
2,190	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	127,414
1,170	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	143,922
3,675	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	419,464
850	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	90,720

		$2,285,303

Insured-Transportation — 3.9%

$750	Kansas Turnpike Authority, (AGM), 5.00%, 9/1/24	$774,900
600	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	613,527

		$1,388,427

Insured-Water and Sewer — 8.9%

$1,000	Chisholm Creek Utility Authority, Water & Wastewater Facilities, (AMBAC), 4.25%, 9/1/29	$865,360
500	Kansas Development Finance Authority, Public Water Supply, (AMBAC), 5.00%, 4/1/24	527,285
1,000	Lawrence Water and Sewer System, (NPFG), 4.50%, 11/1/32	980,390
750	Wichita Water and Sewer Utility, (AGC), 5.00%, 10/1/32	779,100

		$3,152,135

Other Revenue — 1.0%

$350	Kansas Development Finance Authority, 5.00%, 11/1/34	$361,158

		$361,158

Special Tax Revenue — 2.5%

$70	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$70,758
75	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	76,062
400	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	394,420
325	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	348,000

		$889,240

See notes to financial statements

Eaton Vance Kansas Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation — 2.0%

$630	Kansas Department of Transportation Highway Revenue, 5.00%, 9/1/24	$700,151

		$700,151

Water and Sewer — 5.1%

$750	Johnson County, Water District #1, 3.25%, 12/1/30	$620,040
1,000	Johnson County, Water District #1, 4.25%, 6/1/32	965,640
200	Kansas Development Finance Authority, (Water Pollution Control), 5.00%, 11/1/21	213,478

		$1,799,158

Total Tax-Exempt Investments — 97.2%
(identified cost $34,643,838)		$34,459,457

Other Assets, Less Liabilities — 2.8%		$988,664

Net Assets — 100.0%		$35,448,121

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

PCR - Pollution Control Revenue

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kansas municipalities. In addition, 10.2% of the Fund’s net assets at January 31, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2010, 69.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 31.3% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 2010	Insured Municipal Fund	Kansas Fund

Assets

Investments —
Identified cost	$58,769,934	$34,643,838
Unrealized appreciation (depreciation)	2,237,283	(184,381)

Investments, at value	$61,007,217	$34,459,457

Cash	$2,502,202	$659,931
Interest receivable	642,891	482,891
Receivable for investments sold	—	253,101
Receivable for Fund shares sold	131,540	3,551
Receivable for open swap contracts	66,999	45,860

Total assets	$64,350,849	$35,904,791

Liabilities

Payable for floating rate notes issued	$1,140,000	$300,000
Payable for when-issued securities	600,000	—
Payable for variation margin on open financial futures contracts	26,250	39,375
Payable for Fund shares redeemed	38,301	15,437
Distributions payable	100,804	34,863
Payable to affiliates:
Investment adviser fee	15,772	6,380
Distribution and service fees	22,096	10,567
Interest expense and fees payable	886	257
Accrued expenses	62,013	49,791

Total liabilities	$2,006,122	$456,670

Net Assets	$62,344,727	$35,448,121

Sources of Net Assets

Paid-in capital	$63,742,745	$37,770,156
Accumulated net realized loss	(3,648,856)	(2,256,366)
Accumulated distributions in excess of net investment income	(100,804)	(13,189)
Net unrealized appreciation (depreciation)	2,351,642	(52,480)

Net Assets	$62,344,727	$35,448,121

Class A Shares

Net Assets	$44,086,806	$28,450,193
Shares Outstanding	4,405,813	2,924,192
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.01	$9.73
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.51	$10.22

Class B Shares

Net Assets	$6,404,477	$2,128,221
Shares Outstanding	646,583	220,659
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.91	$9.64

Class C Shares

Net Assets	$11,853,444	$4,869,707
Shares Outstanding	1,196,276	504,310
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.91	$9.66

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Operations

For the Year Ended January 31, 2010	Insured Municipal Fund	Kansas Fund

Investment Income

Interest	$2,907,185	$1,726,718

Total investment income	$2,907,185	$1,726,718

Expenses

Investment adviser fee	$163,085	$73,951
Distribution and service fees
Class A	82,984	57,541
Class B	60,177	23,984
Class C	76,513	32,667
Trustees’ fees and expenses	2,598	1,787
Custodian fee	58,209	44,538
Transfer and dividend disbursing agent fees	23,202	15,391
Legal and accounting services	39,931	34,696
Printing and postage	13,159	11,032
Registration fees	38,898	5,801
Interest expense and fees	19,257	5,882
Miscellaneous	24,528	20,151

Total expenses	$602,541	$327,421

Deduct —
Reduction of custodian fee	$165	$68

Total expense reductions	$165	$68

Net expenses	$602,376	$327,353

Net investment income	$2,304,809	$1,399,365

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(336,101)	$152,962
Financial futures contracts	92,156	(217,785)
Swap contracts	(401,628)	(245,420)

Net realized loss	$(645,573)	$(310,243)

Change in unrealized appreciation (depreciation) —
Investments	$4,603,499	$2,661,551
Financial futures contracts	152,417	379,802
Swap contracts	613,629	251,133

Net change in unrealized appreciation (depreciation)	$5,369,545	$3,292,486

Net realized and unrealized gain	$4,723,972	$2,982,243

Net increase in net assets from operations	$7,028,781	$4,381,608

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended January 31, 2010
Increase (Decrease) in Net Assets	Insured Municipal Fund	Kansas Fund

From operations —
Net investment income	$2,304,809	$1,399,365
Net realized loss from investment transactions, financial futures contracts and swap contracts	(645,573)	(310,243)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	5,369,545	3,292,486

Net increase in net assets from operations	$7,028,781	$4,381,608

Distributions to shareholders —
From net investment income
Class A	$(1,816,720)	$(1,161,271)
Class B	(231,119)	(84,399)
Class C	(285,604)	(111,370)

Total distributions to shareholders	$(2,333,443)	$(1,357,040)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,032,501	$4,135,276
Class B	1,535,195	129,171
Class C	8,103,542	3,114,978
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	828,193	732,466
Class B	112,499	49,465
Class C	167,810	76,200
Cost of shares redeemed
Class A	(11,355,767)	(7,591,922)
Class B	(1,016,482)	(406,908)
Class C	(2,239,377)	(752,167)
Net asset value of shares exchanged
Class A	708,630	857,236
Class B	(708,630)	(857,236)

Net increase (decrease) in net assets from Fund share transactions	$10,168,114	$(513,441)

Net increase in net assets	$14,863,452	$2,511,127

Net Assets

At beginning of year	$47,481,275	$32,936,994

At end of year	$62,344,727	$35,448,121

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(100,804)	$(13,189)

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended January 31, 2009
Increase (Decrease) in Net Assets	Insured Municipal Fund	Kansas Fund

From operations —
Net investment income	$1,580,383	$1,463,664
Net realized loss from investment transactions, financial futures contracts and swap contracts	(1,104,260)	(1,112,767)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(3,962,046)	(3,861,896)

Net decrease in net assets from operations	$(3,485,923)	$(3,510,999)

Distributions to shareholders —
From net investment income
Class A	$(1,404,714)	$(1,304,438)
Class B	(264,585)	(119,826)
Class C	(80,190)	(72,290)

Total distributions to shareholders	$(1,749,489)	$(1,496,554)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,593,054	$8,502,360
Class B	704,592	166,738
Class C	4,961,230	1,551,799
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	621,399	804,754
Class B	122,576	73,655
Class C	33,505	40,079
Cost of shares redeemed
Class A	(8,038,015)	(8,320,222)
Class B	(1,068,886)	(186,643)
Class C	(786,857)	(779,360)
Net asset value of shares exchanged
Class A	738,012	335,083
Class B	(738,012)	(335,083)

Net increase in net assets from Fund share transactions	$14,142,598	$1,853,160

Net increase (decrease) in net assets	$8,907,186	$(3,154,393)

Net Assets

At beginning of year	$38,574,089	$36,091,387

At end of year	$47,481,275	$32,936,994

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(101,451)	$(45,774)

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipal Fund — Class A

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$9.160	$10.760	$11.320		$11.170	$11.380

Income (Loss) From Operations

Net investment income(1)	$0.421	$0.423	$0.474		$0.483	$0.490
Net realized and unrealized gain (loss)	0.856	(1.555)	(0.565)		0.148	(0.204)

Total income (loss) from operations	$1.277	$(1.132)	$(0.091)		$0.631	$0.286

Less Distributions

From net investment income	$(0.427)	$(0.468)	$(0.469)		$(0.481)	$(0.496)

Total distributions	$(0.427)	$(0.468)	$(0.469)		$(0.481)	$(0.496)

Net asset value — End of year	$10.010	$9.160	$10.760		$11.320	$11.170

Total Return(2)	14.17%	(10.69)%	(0.85)%		5.76%	2.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$44,087	$36,305	$29,433		$30,822	$30,896
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.86%	0.90%	0.71	%(3)	0.73%	0.72%
Interest and fee expense(4)	0.03%	0.17%	0.56%		0.39%	0.20%
Total expenses before custodian fee reduction	0.89%	1.07%	1.27	%(3)	1.12%	0.92%
Expenses after custodian fee reduction excluding interest and fees	0.86%	0.86%	0.69	%(3)	0.71%	0.70%
Net investment income	4.32%	4.31%	4.27%		4.29%	4.36%
Portfolio Turnover	26%	79%	34%		33%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipal Fund — Class B

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$9.060	$10.640	$11.190		$11.040	$11.250

Income (Loss) From Operations

Net investment income(1)	$0.344	$0.348	$0.388		$0.396	$0.406
Net realized and unrealized gain (loss)	0.857	(1.545)	(0.558)		0.146	(0.209)

Total income (loss) from operations	$1.201	$(1.197)	$(0.170)		$0.542	$0.197

Less Distributions

From net investment income	$(0.351)	$(0.383)	$(0.380)		$(0.392)	$(0.407)

Total distributions	$(0.351)	$(0.383)	$(0.380)		$(0.392)	$(0.407)

Net asset value — End of year	$9.910	$9.060	$10.640		$11.190	$11.040

Total Return(2)	13.45%	(11.40)%	(1.57)%		4.99%	1.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,404	$5,929	$7,998		$10,421	$13,650
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.65%	1.46	%(3)	1.48%	1.47%
Interest and fee expense(4)	0.03%	0.17%	0.56%		0.39%	0.20%
Total expenses before custodian fee reduction	1.64%	1.82%	2.02	%(3)	1.87%	1.67%
Expenses after custodian fee reduction excluding interest and fees	1.61%	1.61%	1.44	%(3)	1.46%	1.45%
Net investment income	3.58%	3.55%	3.52%		3.56%	3.64%
Portfolio Turnover	26%	79%	34%		33%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipal Fund — Class C

	Year Ended January 31,
					Period Ended
	2010	2009	2008		January 31, 2007(1)

Net asset value — Beginning of period	$9.070	$10.650	$11.190		$11.040

Income (Loss) From Operations

Net investment income(2)	$0.341	$0.341	$0.383		$0.202
Net realized and unrealized gain (loss)	0.851	(1.538)	(0.543)		0.209

Total income (loss) from operations	$1.192	$(1.197)	$(0.160)		$0.411

Less Distributions

From net investment income	$(0.352)	$(0.383)	$(0.380)		$(0.261)

Total distributions	$(0.352)	$(0.383)	$(0.380)		$(0.261)

Net asset value — End of period	$9.910	$9.070	$10.650		$11.190

Total Return(3)	13.33%	(11.39)%	(1.48)%		3.76	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,853	$5,248	$1,144		$26
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.60%	1.64%	1.45	%(5)	1.48	%(6)
Interest and fee expense(7)	0.03%	0.17%	0.56%		0.39	%(6)
Total expenses before custodian fee reduction	1.63%	1.81%	2.01	%(5)	1.87	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.60%	1.60%	1.43	%(5)	1.46	%(6)
Net investment income	3.52%	3.65%	3.53%		2.70	%(6)
Portfolio Turnover	26%	79%	34%		33	%(8)

(1)	For the period from the start of business, June 2, 2006, to January 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended January 31, 2007.

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class A

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$8.920	$10.180	$10.520		$10.360	$10.560

Income (Loss) From Operations

Net investment income(1)	$0.392	$0.407	$0.416		$0.426	$0.434
Net realized and unrealized gain (loss)	0.798	(1.251)	(0.338)		0.163	(0.200)

Total income (loss) from operations	$1.190	$(0.844)	$0.078		$0.589	$0.234

Less Distributions

From net investment income	$(0.380)	$(0.416)	$(0.418)		$(0.429)	$(0.434)

Total distributions	$(0.380)	$(0.416)	$(0.418)		$(0.429)	$(0.434)

Net asset value — End of year	$9.730	$8.920	$10.180		$10.520	$10.360

Total Return(2)	13.56%	(8.39)%	0.74%		5.79%	2.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,450	$27,768	$30,715		$23,177	$17,112
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.77%	0.72	%(3)	0.77%	0.83%
Interest and fee expense(4)	0.02%	0.06%	0.15%		0.25%	0.23%
Total expenses before custodian fee reduction	0.81%	0.83%	0.87	%(3)	1.02%	1.06%
Expenses after custodian fee reduction excluding interest and fees	0.79%	0.74%	0.66	%(3)	0.73%	0.82%
Net investment income	4.16%	4.31%	4.01%		4.08%	4.17%
Portfolio Turnover	15%	29%	20%		12%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class B

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$8.850	$10.100	$10.430		$10.280	$10.470

Income (Loss) From Operations

Net investment income(1)	$0.316	$0.335	$0.337		$0.348	$0.355
Net realized and unrealized gain (loss)	0.782	(1.246)	(0.331)		0.150	(0.192)

Total income (loss) from operations	$1.098	$(0.911)	$0.006		$0.498	$0.163

Less Distributions

From net investment income	$(0.308)	$(0.339)	$(0.336)		$(0.348)	$(0.353)

Total distributions	$(0.308)	$(0.339)	$(0.336)		$(0.348)	$(0.353)

Net asset value — End of year	$9.640	$8.850	$10.100		$10.430	$10.280

Total Return(2)	12.58%	(9.11)%	0.05%		4.92%	1.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,128	$2,993	$3,729		$4,221	$5,071
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.52%	1.48	%(3)	1.52%	1.58%
Interest and fee expense(4)	0.02%	0.06%	0.15%		0.25%	0.23%
Total expenses before custodian fee reduction	1.57%	1.58%	1.63	%(3)	1.77%	1.81%
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.50%	1.41	%(3)	1.48%	1.57%
Net investment income	3.40%	3.57%	3.27%		3.37%	3.44%
Portfolio Turnover	15%	29%	20%		12%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Kansas Fund — Class C

	Year Ended January 31,
					Period Ended
	2010	2009	2008		January 31, 2007(1)

Net asset value — Beginning of period	$8.860	$10.100	$10.430		$10.260

Income (Loss) From Operations

Net investment income(2)	$0.319	$0.333	$0.337		$0.211
Net realized and unrealized gain (loss)	0.790	(1.234)	(0.331)		0.191

Total income (loss) from operations	$1.109	$(0.901)	$0.006		$0.402

Less Distributions

From net investment income	$(0.309)	$(0.339)	$(0.336)		$(0.232)

Total distributions	$(0.309)	$(0.339)	$(0.336)		$(0.232)

Net asset value — End of period	$9.660	$8.860	$10.100		$10.430

Total Return(3)	12.69%	(9.00)%	0.05%		3.95	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,870	$2,176	$1,648		$723
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.52%	1.47	%(5)	1.52	%(6)
Interest and fee expense(7)	0.02%	0.06%	0.15%		0.25	%(6)
Total expenses before custodian fee reduction	1.56%	1.58%	1.62	%(5)	1.77	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.49%	1.40	%(5)	1.48	%(6)
Net investment income	3.38%	3.57%	3.28%		3.01	%(6)
Portfolio Turnover	15%	29%	20%		12	%(8)

(1)	For the period from the start of business, June 2, 2006, to January 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended January 31, 2007.

See notes to financial statements

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. At January 31, 2010, the Trust consisted of four funds, two of which, each non-diversified, are included in these financial statements. They include Eaton Vance Insured Municipal Income Fund (Insured Municipal Fund) and Eaton Vance Kansas Municipal Income Fund (Kansas Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and, in the case of the Kansas Fund, from particular state or local income or other taxes. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Funds’ financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Funds’ application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

At January 31, 2010, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Insured Municipal	$166,010	January 31, 2011
	1,271,199	January 31, 2013
	29,110	January 31, 2016
	625,653	January 31, 2017
	1,320,429	January 31, 2018

Kansas	$474,959	January 31, 2013
	172,638	January 31, 2016
	238,043	January 31, 2017
	1,339,928	January 31, 2018

Additionally, at January 31, 2010, the Insured Municipal Fund and Kansas Fund had net capital losses of $186,967 and $44,055, respectively, attributable to security transactions incurred after October 31, 2009. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending January 31, 2011.

As of January 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended January 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2010, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding

Insured Municipal	$1,140,000	0.20 – 0.40	$1,854,095
Kansas	300,000	0.40	613,527

For the year ended January 31, 2010, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Average
	Floating	Average
	Rate Notes	Interest
Fund	Outstanding	Rate

Insured Municipal	$1,600,274	1.20%
Kansas	300,000	1.96

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of January 31, 2010.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended January 31, 2010
	Insured
	Municipal
	Fund	Kansas Fund

Distributions declared from:
Tax-exempt income	$2,318,911	$1,357,040
Ordinary income	$14,532	$—

	Year Ended January 31, 2009
	Insured
	Municipal
	Fund	Kansas Fund

Distributions declared from:
Tax-exempt income	$1,607,659	$1,466,530
Ordinary income	$141,830	$30,024

During the year ended January 31, 2010, the following amounts were reclassified due to the tax treatment of distributions in excess of net tax-exempt income and differences between book and tax accounting, primarily for accretion of market discount:

	Insured
	Municipal
	Fund	Kansas Fund

Increase (decrease):
Paid-in capital	$(10,649)	$—
Accumulated net realized loss	$(18,632)	$9,740
Accumulated distributions in excess of net investment income	$29,281	$(9,740)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Insured
	Municipal
	Fund	Kansas Fund

Undistributed income	$—	$21,674
Capital loss carryforward and post October losses	$(3,599,368)	$(2,269,623)
Net unrealized appreciation (depreciation)	$2,302,154	$(39,223)
Other temporary differences	$(100,804)	$(34,863)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, the timing of recognizing distributions to shareholders and inverse floaters.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For the year ended January 31, 2010, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate

Insured Municipal	$163,085	0.29%
Kansas	73,951	0.21

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2010 were as follows:

	EVM’s Sub-
	Transfer Agent	EVD’s Class A
Fund	Fees	Sales Charges

Insured Municipal	$888	$17,888
Kansas	730	51,164

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2010 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

Insured Municipal	$82,984
Kansas	57,541

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2010, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

Insured Municipal	$47,508	$60,405
Kansas	18,935	25,790

At January 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

Insured Municipal	$480,000	$482,000
Kansas	206,000	332,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2010 amounted to the following:

	Class B	Class C
	Service	Service
Fund	Fees	Fees

Insured Municipal	$12,669	$16,108
Kansas	5,049	6,877

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended January 31, 2010, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C

Insured Municipal	$800	$3,400	$11,500
Kansas	400	1,000	1,900

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2010 were as follows:

Fund	Purchases	Sales

Insured Municipal	$23,764,902	$14,277,997
Kansas	4,920,555	5,300,024

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Insured Municipal Fund
	Year Ended January 31,
Class A	2010	2009

Sales	1,434,699	1,941,242
Issued to shareholders electing to receive payments of distributions in Fund shares	85,115	64,402
Redemptions	(1,149,040)	(852,645)
Exchange from Class B shares	72,797	73,494

Net increase	443,571	1,226,493

	Year Ended January 31,
Class B	2010	2009

Sales	158,482	76,187
Issued to shareholders electing to receive payments of distributions in Fund shares	11,679	12,708
Redemptions	(104,420)	(111,668)
Exchange to Class A shares	(73,537)	(74,224)

Net decrease	(7,796)	(96,997)

	Year Ended January 31,
Class C	2010	2009

Sales	837,024	553,026
Issued to shareholders electing to receive payments of distributions in Fund shares	17,293	3,696
Redemptions	(236,470)	(85,716)

Net increase	617,847	471,006

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Kansas Fund
	Year Ended January 31,
Class A	2010	2009

Sales	440,105	915,398
Issued to shareholders electing to receive payments of distributions in Fund shares	77,802	86,405
Redemptions	(798,179)	(942,222)
Exchange from Class B shares	92,573	35,971

Net increase (decrease)	(187,699)	95,552

	Year Ended January 31,
Class B	2010	2009

Sales	14,165	17,471
Issued to shareholders electing to receive payments of distributions in Fund shares	5,323	7,953
Redemptions	(43,845)	(20,248)
Exchange to Class A shares	(93,234)	(36,218)

Net decrease	(117,591)	(31,042)

	Year Ended January 31,
Class C	2010	2009

Sales	330,335	166,379
Issued to shareholders electing to receive payments of distributions in Fund shares	8,089	4,366
Redemptions	(79,763)	(88,219)

Net increase	258,661	82,526

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2010, as determined on a federal income tax basis, were as follows:

Insured Municipal Fund

Aggregate cost	$57,632,062

Gross unrealized appreciation	$3,298,390
Gross unrealized depreciation	(1,063,235)

Net unrealized appreciation	$2,235,155

Kansas Fund

Aggregate cost	$34,244,540

Gross unrealized appreciation	$1,379,081
Gross unrealized depreciation	(1,464,164)

Net unrealized depreciation	$(85,083)

9   Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, it may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2010.

10   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2010 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Appreciation

Insured Municipal	3/10	40 U.S. Treasury Bond	Short	$(4,799,860)	$(4,752,500)	$47,360

Kansas	3/10	60 U.S. Treasury Bond	Short	$(7,214,791)	$(7,128,750)	$86,041

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Interest Rate Swaps

Insured Municipal Fund

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation

JPMorgan Chase Co.	$812,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$45,134

Merrill Lynch Capital Services, Inc.	$850,000	4.26%	3-month USD-LIBOR-BBA	February 24, 2010/ February 24, 2040	21,865

					$66,999

Kansas Fund

		Annual	Floating
		Fixed Rate	Rate	Effective Date/
	Notional	Paid By	Paid To	Termination	Net Unrealized
Counterparty	Amount	Fund	Fund	Date	Appreciation

JPMorgan Chase Co.	$362,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$20,137

Merrill Lynch Capital Services, Inc.	$1,000,000	4.26%	3-month USD-LIBOR-BBA	February 24, 2010/ February 24, 2040	25,723

					$45,860

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2010, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

The Funds adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective February 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At January 31, 2010, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at January 31, 2010 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At January 31, 2010, the maximum amount of loss the Insured Municipal Fund and Kansas Fund would incur due to counterparty risk was $66,999 and $45,860, respectively, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2010 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Insured Municipal Fund
Futures Contracts	$47,360	(1)	$—
Interest Rate Swaps	66,999	(2)	—

Total	$114,359		$—

Kansas Fund
Futures Contracts	$86,041	(1)	$—
Interest Rate Swaps	45,860	(2)	—

Total	$131,901		$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation (depreciation).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes)

Eaton Vance Municipal Income Funds as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Fund	Income(1)	Income(2)

Insured Municipal	$(309,472)	$766,046
Kansas Fund	(463,205)	630,935

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended January 31, 2010, which are indicative of the volume of these derivative types, were approximately as follows:

	Futures	Interest
Fund	Contracts	Rate Swaps

Insured Municipal	$4,646,000	$1,711,000
Kansas	6,654,000	1,016,000

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2010, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Insured Municipal Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$61,007,217	$—	$61,007,217

Total Investments	$—	$61,007,217	$—	$61,007,217

Futures Contracts	$47,360	$—	$—	$47,360
Interest Rate Swaps	—	66,999	—	66,999

Total	$47,360	$61,074,216	$—	$61,121,576

Kansas Fund
	Quoted
	Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$34,459,457	$—	$34,459,457

Total Investments	$—	$34,459,457	$—	$34,459,457

Futures Contracts	$86,041	$—	$—	$86,041
Interest Rate Swaps	—	45,860	—	45,860

Total	$86,041	$34,505,317	$—	$34,591,358

The Funds held no investments or other financial instruments as of January 31, 2009 whose fair value was determined using Level 3 inputs.

12   Name Change

Effective December 1, 2009, the names of Eaton Vance Insured Municipal Income Fund and Eaton Vance Kansas Municipal Income Fund were changed from Eaton Vance Insured Municipals Fund and Eaton Vance Kansas Municipals Fund, respectively.

Eaton Vance Municipal Income Funds as of January 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II
and Shareholders of Eaton Vance Insured
Municipal Income Fund (formerly Eaton Vance
Insured Municipals Fund) and Eaton Vance Kansas
Municipal Income Fund (formerly Eaton Vance
Kansas Municipals Fund):
We have audited the accompanying statements of assets and liabilities of Eaton Vance Insured Municipal Income Fund (formerly Eaton Vance Insured Municipals Fund) and Eaton Vance Kansas Municipal Income Fund (formerly Eaton Vance Kansas Municipals Fund) (collectively the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Insured Municipal Income Fund and Eaton Vance Kansas Municipal Income Fund as of January 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2010

Eaton Vance Municipal Income Funds as of January 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Insured Municipal Fund	99.38%
Kansas Fund	100.00%

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Insured Municipals Fund (formerly, Florida Plus Insured Municipals Fund)
•	Eaton Vance Kansas Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for each Fund. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses with respect to each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and each Fund to continue to share such benefits equitably.

Eaton Vance Municipal Income Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 3 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustee

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computers Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustee (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies managed by EVM or BMR.

James H. Evans 11/18/59	Vice President	Since 2008	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 6 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust II
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. Each Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

335-3/10	2CSRC

Eaton Vance
Investment Managers

Annual Report January 31, 2010

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Cynthia J. Clemson
Co-Portfolio Manager
During the year ending January 31, 2010, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.
Thomas M. Metzold, CFA
Co-Portfolio Manager
During the Fund’s fiscal year, the municipal bond market witnessed a significant rebound as demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond pro-gram gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending January 31, 2010, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds—gained 9.49% for the period.1
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com
Management Discussion
During the year ending January 31, 2010, the Fund outperformed the Index and its Lipper peer group average. Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the Fund’s outperformance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds also contributed positively to relative performance.
The Fund generally invests in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the first 11 months of the fiscal year, thus providing the basis for much of the Fund’s outperformance of the Index.
Management employed leverage in the Fund, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Fund’s exposure to its underlying investments in both up and down markets.3
Total Return Performance 1/31/09 – 1/31/10

Class A2	31.04%
Class B2	30.02
Class C2	29.92
Class I2	31.48
Barclays Capital Municipal Bond Index[1]	9.49
Barclays Capital High Yield Long (22+) Municipal Bond Index[1]	30.94
Lipper High Yield Municipal Debt Funds Average[1]	25.07
See page 3 for more performance information.

1 It is not possible to invest directly in an Index or a Lipper classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.
2 These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.
3 The Fund employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Fund with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.
Prior to December 1, 2009, the Fund was named “Eaton Vance High Yield Municipals Fund.”
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital High Yield Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital High Yield Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETHYX	EVHYX	ECHYX	EIHYX

Average Annual Total Returns (at net asset value)

One Year	31.04%	30.02%	29.92%	31.48%
Five Years	0.62	-0.12	-0.14	N.A.
10 Years	3.93	3.17	3.16	N.A.
Life of Fund†	4.54	3.74	2.76	-4.79

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	24.83%	25.02%	28.92%	31.48%
Five Years	-0.35	-0.44	-0.14	N.A.
10 Years	3.42	3.17	3.16	N.A.
Life of Fund†	4.19	3.74	2.76	-4.79

†	Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97; Class I: 5/9/07.
Total Annual

Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.32%	2.07%	2.07%	1.06%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	6.01%	5.41%	5.42%	6.19%
Taxable-Equivalent Distribution Rate[3,4]	9.25	8.32	8.34	9.52
SEC 30-day Yield[5]	5.75	5.27	5.28	6.28
Taxable-Equivalent SEC 30-day Yield[4,5]	8.85	8.11	8.12	9.66
Index Performance6 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital High Yield Long
	Municipal Bond Index	(22+) Municipal Bond Index

One Year	9.49%	30.94%
Five Years	4.23	1.81
10 Years	5.85	4.77
Lipper Averages7 (Average Annual Total Returns)

Lipper High Yield Municipal Debt Funds Classification

One Year	25.07%
Five Years	1.50
10 Years	4.05

*	Source: Lipper, Inc. and Bloomberg L.P. Class B of the Fund commenced operations on 8/7/95.

A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 1/31/00, and Class I shares on 5/9/07 (commencement of operations) would have been valued at $14,709 ($14,008 at the maximum offering price), $13,659 and $8,744, respectively, on 1/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 6/1/09. Includes interest expense of 0.35% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month-end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper High Yield Municipal Debt Funds Classification contained 112, 79 and 57 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

3

Eaton Vance High Yield Municipal Income Fund as of January 31, 2 010
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/10 is as follows, and the average rating is BBB.

AAA	10.5%
AA	12.0%
A	12.8%
BBB	26.8%
BB	3.3%
B	6.9%
CCC	4.6%
Non-Rated	23.1%
Fund Statistics2

• Number of Issues:	207
• Average Maturity:	22.9 years
• Average Effective Maturity:	19.1 years
• Average Call Protection:	7.5 years
• Average Dollar Price:	$86.05
• RIB Leverage[3]:	12.5%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements.

[3]	See Note 11 to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 1/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

4

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 – January 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance High Yield Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/09)	(1/31/10)	(8/1/09 – 1/31/10)

Actual
Class A	$1,000.00	$1,152.30	$5.97
Class B	$1,000.00	$1,147.40	$10.07
Class C	$1,000.00	$1,147.40	$10.01
Class I	$1,000.00	$1,154.80	$4.62

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60
Class B	$1,000.00	$1,015.80	$9.45
Class C	$1,000.00	$1,015.90	$9.40
Class I	$1,000.00	$1,020.90	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Class A shares, 1.86% for Class B shares, 1.85% for Class C shares and 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2009.

5

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 110.8%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.3%

$7,000	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$7,001,960
1,650	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	1,500,593
610	Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	555,673

		$9,058,226

Education — 4.0%

$12,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$12,444,000
800	Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38	383,992
5,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(1)(2)	5,549,200
10,000	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(1)	10,565,100

		$28,942,292

Electric Utilities — 4.6%

$3,500	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.00%, 3/1/41	$1,619,170
4,920	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	2,357,024
6,000	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33(3)	4,217,820
5,380	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	5,783,500
16,950	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	15,393,651
3,965	Matagorda County, TX, Navigation District No. 1, (Reliant Energy), (AMT), 5.95%, 5/1/30	3,848,429

		$33,219,594

Escrowed / Prerefunded — 0.3%

$3,500	Dawson Ridge, CO, Metropolitan District No. 1, Escrowed to Maturity, 0.00%, 10/1/22	$2,107,840

		$2,107,840

General Obligations — 2.5%

$1,110	Clackamas & Washington Counties, OR, School District No. 3, 5.00%, 6/15/26	$1,217,426
2,000	Frisco, TX, Independent School District, (PSF), 5.00%, 8/15/27(4)	2,143,260
2,000	Frisco, TX, Independent School District, (PSF), 5.00%, 8/15/31(4)	2,106,480
6,000	Michigan Municipal Bond Authority, 9.50%, 8/20/10	5,994,720
6,480	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38(1)	6,766,351

		$18,228,237

Health Care-Miscellaneous — 1.7%

$2,240	Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$2,158,957
596	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	595,940
865	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(3)	887,954
807	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	828,015
677	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(3)	694,931
127	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(3)	130,801
289	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(3)	297,379
801	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(3)	824,031
335	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(3)	345,295
671	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 9/1/36(3)	685,695
202	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(3)	207,714
446	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(3)	458,159
369	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(3)	378,928
4,345	Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	3,836,114

		$12,329,913

See notes to financial statements

6

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital — 15.2%

$9,825	California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	$9,320,683
8,300	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	6,700,590
2,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,601,242
2,180	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	1,923,392
8,930	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.625%, 9/1/39	8,541,366
4,770	Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.50%, 5/15/35(1)	4,977,670
905	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	811,559
875	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	743,383
6,340	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	7,142,010
12,870	Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	1,911,452
7,245	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	6,230,483
4,500	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	4,212,990
2,250	Montgomery, AL, Medical Clinic Board, (Jackson Hospital & Clinic), 4.75%, 3/1/31	1,894,522
7,470	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	7,541,301
3,190	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,976,717
3,750	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,377,475
2,560	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	2,267,418
3,065	South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	3,094,026
5,000	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	4,444,000
2,695	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32	2,459,915
20,805	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare), 4.75%, 12/1/36	17,211,976
1,400	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.10%, 3/1/25	1,253,812
2,800	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	2,369,556
5,650	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	5,059,575

		$109,067,113

Housing — 3.5%

$4,000	Charter Mac Equity Trust, TN, 6.00%, 5/15/19(3)	$4,164,960
1,630	Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,470,032
430	Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	383,655
4,000	Muni Mae Tax-Exempt Bond, LLC, 5.90%, 11/29/49(3)	2,212,080
4,935	Muni Mae Tax-Exempt Bond, LLC, 7.50%, 6/30/49(3)	4,576,704
2,855	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,550,114
1,285	Oregon Health Authority, (Trillium Affordable Housing), Series B, (AMT), 6.75%, 2/15/29	1,069,711
860	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(5)	756,680
2,000	Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(5)	1,759,720
4,265	Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(1)	4,389,905
1,300	Virginia Housing Development Authority, (AMT), Variable Rate, 19.947%, 10/1/35(3)(6)(7)	1,448,096

		$24,781,657

Industrial Development Revenue — 18.2%

$1,960	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,565,530
2,825	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	2,866,301
4,500	Alabama Industrial Development Authority Solid Waste Disposal Revenue, (AMT), 6.45%, 12/1/23	3,395,205
2,500	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	2,507,375
2,150	Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	1,988,213
3,900	Carbon County, UT, (Laidlaw Environmental Services, Inc.), (AMT), 7.45%, 7/1/17	3,906,201
1,180	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	1,218,055
6,510	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	6,553,291
6,300	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	5,071,311
3,505	Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	3,428,836
3,040	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	2,855,442
5,325	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	5,033,563
7,500	Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	7,238,400

See notes to financial statements

7

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$12,650	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$12,786,924
2,605	Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,183,928
565	Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	512,788
1,300	Michigan Strategic Fund, (S.D. Warren), Series C, (AMT), 7.375%, 1/15/22	1,056,952
10,095	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	8,873,606
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.40%, 9/15/23	2,749,680
6,245	New Jersey Economic Development Authority, (New Jersey American Water Co.), (AMT), 5.70%, 10/1/39	6,185,298
7,535	New Morgan, PA, Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	7,534,322
6,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.625%, 8/1/25	5,889,000
4,560	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	4,542,490
1,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.00%, 8/1/28	1,006,590
5,995	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.50%, 8/1/28	6,141,038
8,200	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	5,871,036
3,000	Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.), (AMT), 6.875%, 10/1/26	2,303,820
6,440	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	4,959,637
10,670	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	10,167,550

		$130,392,382

Insured-Education — 1.2%

$8,500	Broward County, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 5.00%, 4/1/26	$8,749,390

		$8,749,390

Insured-Electric Utilities — 1.7%

$5,395	California Pollution Control Financing Authority, (Pacific Gas and Electric Co.), Series B, (FGIC), (AMT), 4.75%, 12/1/23	$5,193,767
7,810	Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	7,370,531

		$12,564,298

Insured-General Obligations — 1.2%

$9,475	Clark County, NV, (AMBAC), 2.50%, 11/1/36	$5,590,534
2,850	Geary County, KS, (XLCA), 3.50%, 9/1/30	2,375,304
1,095	Geary County, KS, (XLCA), 3.50%, 9/1/31	901,054

		$8,866,892

Insured-Hospital — 1.0%

$7,245	California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.75%, 8/15/27(1)	$7,332,858

		$7,332,858

Insured-Lease Revenue / Certificates of Participation — 0.3%

$2,165	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47(8)	$1,973,722

		$1,973,722

Insured-Other Revenue — 2.1%

$10,510	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/26	$3,424,368
10,000	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/28	2,825,100
12,700	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	2,235,708
5,650	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,487,443

		$14,972,619

Insured-Special Tax Revenue — 1.9%

$14,500	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/39	$8,230,200
4,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,714,760
515	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	63,350
9,325	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,064,355
5,460	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	582,746

		$13,655,411

See notes to financial statements

8

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Student Loan — 2.6%

$8,740	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$8,930,095
11,130	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33(9)	9,568,906

		$18,499,001

Insured-Transportation — 5.5%

$15,000	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	$3,118,950
20,000	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	3,861,400
6,665	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	979,688
3,335	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/38	452,793
10,000	North Texas Tollway Authority, (AGC), 0.00%, 1/1/42	7,335,600
3,240	San Jose, CA, Airport, (AGM), (AMBAC), (AMT), 5.00%, 3/1/37	2,995,898
7,150	San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,531,453
19,910	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/25	7,649,024
20,000	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	5,289,200

		$39,214,006

Lease Revenue / Certificates of Participation — 3.1%

$21,000	Greenville County, SC, School District, 5.00%, 12/1/24(1)	$22,001,280

		$22,001,280

Nursing Home — 0.8%

$2,250	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$2,252,002
1,085	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	912,149
2,685	Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,257,763

		$5,421,914

Other Revenue — 14.1%

$1,150	Brooklyn, NY, Arena Local Development Corp., 6.00%, 7/15/30	$1,177,669
1,290	Brooklyn, NY, Arena Local Development Corp., 6.25%, 7/15/40	1,328,106
700	Brooklyn, NY, Arena Local Development Corp., 6.375%, 7/15/43	717,815
112,970	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	4,818,170
8,000	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	339,120
6,355	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	5,462,440
45,000	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	1,659,600
81,635	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	1,540,452
6,000	Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(3)	4,231,980
2,035	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	2,043,995
6,515	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,197,276
7,200	New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(1)	7,471,488
14,000	Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(3)	10,019,240
5,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	252,756
20,000	Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	13,505,000
530	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	516,342
1,160	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	1,040,764
250	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	206,340
1,605	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	1,261,113
1,798	Pueblo of Santa Ana, NM, 15.00%, 4/1/24(3)	1,407,964
3,135	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	2,682,964
1,260	Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13	1,234,425
9,000	Seminole Tribe, FL, 5.25%, 10/1/27(3)	8,124,660
6,135	Seminole Tribe, FL, 5.50%, 10/1/24(3)	5,752,605
8,410	Texas Municipal Gas Acquisition and Supply Corp., 5.625%, 12/15/17	9,083,389
1,640	Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	1,757,703
22,830	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	963,198
8,955	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	6,498,554
1,040	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	1,038,274

		$101,333,402

See notes to financial statements

9

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 6.8%

$2,500	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(10)	$1,675,575
1,575	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.75%, 11/15/26	1,385,480
6,000	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	4,953,420
3,000	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(5)	1,577,340
4,150	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	3,442,799
2,710	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	2,487,076
7,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	6,112,650
7,000	Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	5,778,360
2,600	Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,241,408
5,840	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	5,360,595
1,085	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	837,772
1,560	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	1,097,912
7,315	North Miami, FL, Health Care Facilities, (Imperial Club), 0.00%, 1/1/41	1,952,227
3,475	North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(5)	1,998,229
530	St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	461,036
1,225	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,090,532
5,460	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	4,536,277
2,500	Washington State Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,138,275

		$49,126,963

Solid Waste — 0.4%

$2,610	Connecticut Resource Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$2,609,635

		$2,609,635

Special Assessment Revenue — 0.6%

$2,245	Poinciana West, FL, Community Development District, 6.00%, 5/1/37	$1,856,054
2,965	University Square, FL, Community Development District, 5.875%, 5/1/38	2,456,057

		$4,312,111

Special Tax Revenue — 6.7%

$1,260	Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$876,342
2,240	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	2,240,605
2,675	Bell Mountain Ranch, CO, Metropolitan District, 7.375%, 11/15/19	2,709,614
214	Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	166,323
6,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	4,109,500
2,905	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	1,871,982
3,515	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37(3)	2,539,166
19,980	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(1)	22,755,755
3,980	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	1,668,814
6,255	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	3,005,027
2,360	Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	1,203,364
3,650	Sterling Hill, FL, Community Development District, 5.50%, 5/1/37	1,095,000
3,505	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	3,753,049

		$47,994,541

Transportation — 7.7%

$750	Augusta, GA, Airport Revenue, 5.15%, 1/1/35	$636,420
3,425	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/25	2,457,883
4,305	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/37	2,793,385
19,735	Dallas-Fort Worth, TX, International Airport Facilities Improvements Corp., (American Airlines, Inc.), (AMT), 5.50%, 11/1/30	12,783,741
770	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.00%, 5/1/21	701,208
1,080	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.125%, 5/1/31	937,710
2,000	New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,177,940
7,150	North Texas Tollway Authority, 5.75%, 1/1/38	7,249,457

See notes to financial statements

10

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)

$4,980	Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(1)	$4,810,082
5,025	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	5,160,809
9,990	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	10,532,557
2,500	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	2,613,675
1,465	Walker Field, CO, Public Airport Authority, 4.75%, 12/1/27	1,330,161
1,100	Walker Field, CO, Public Airport Authority, 5.00%, 12/1/22	1,080,508

		$55,265,536

Water and Sewer — 1.8%

$7,680	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$6,452,198
6,390	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	6,773,145

		$13,225,343

Total Tax-Exempt Investments — 110.8%
(identified cost $875,184,815)		$795,246,176

Other Assets, Less Liabilities — (10.8)%		$(77,359,689)

Net Assets — 100.0%		$717,886,487

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

MFMR - Multi-Family Mortgage Revenue

NPFG - National Public Finance Guaranty Corp.

PSF - Permanent School Fund

XLCA - XL Capital Assurance, Inc.

At January 31, 2010, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	15.1%
New York	14.2%
Massachusetts	10.1%
Others, representing less than 10% individually	71.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2010, 15.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 5.3% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $1,799,200.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the aggregate value of these securities is $60,932,731 or 8.5% of the Fund’s net assets.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(5)	Defaulted bond.

(6)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2010.

(7)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(8)	When-issued security.

(9)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(10)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

11

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 2010

Assets

Investments, at value (identified cost, $875,184,815)	$795,246,176
Cash	11,560,037
Interest receivable	11,978,613
Receivable for investments sold	104,596
Receivable for Fund shares sold	925,724
Receivable for open swap contracts	1,110,987

Total assets	$820,926,133

Liabilities

Payable for floating rate notes issued	$97,567,000
Payable for when-issued securities	322,176
Payable for variation margin on open financial futures contracts	290,719
Payable for Fund shares redeemed	2,134,556
Distributions payable	1,620,925
Payable to affiliates:
Investment adviser fee	378,772
Distribution and service fees	279,277
Interest expense and fees payable	165,499
Accrued expenses	280,722

Total liabilities	$103,039,646

Net Assets	$717,886,487

Sources of Net Assets

Paid-in capital	$1,013,981,087
Accumulated net realized loss	(219,842,364)
Accumulated undistributed net investment income	2,050,904
Net unrealized depreciation	(78,303,140)

Net Assets	$717,886,487

Class A Shares

Net Assets	$481,346,183
Shares Outstanding	60,914,279
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.90
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.29

Class B Shares

Net Assets	$46,335,354
Shares Outstanding	5,881,437
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.88

Class C Shares

Net Assets	$162,425,163
Shares Outstanding	22,208,490
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.31

Class I Shares

Net Assets	$27,779,787
Shares Outstanding	3,513,269
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.91

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
January 31, 2010

Investment Income

Interest and other income	$51,993,010

Total investment income	$51,993,010

Expenses

Investment adviser fee	$3,979,242
Distribution and service fees
Class A	1,152,983
Class B	471,198
Class C	1,458,937
Trustees’ fees and expenses	25,185
Custodian fee	286,462
Transfer and dividend disbursing agent fees	379,772
Legal and accounting services	112,771
Printing and postage	64,972
Registration fees	78,616
Interest expense and fees	712,732
Miscellaneous	88,598

Total expenses	$8,811,468

Deduct —
Reduction of custodian fee	$423

Total expense reductions	$423

Net expenses	$8,811,045

Net investment income	$43,181,965

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(22,788,820)
Financial futures contracts	(853,487)
Swap contracts	(6,002,558)

Net realized loss	$(29,644,865)

Change in unrealized appreciation (depreciation) —
Investments	$149,839,962
Financial futures contracts	2,595,548
Swap contracts	8,290,673

Net change in unrealized appreciation (depreciation)	$160,726,183

Net realized and unrealized gain	$131,081,318

Net increase in net assets from operations	$174,263,283

See notes to financial statements

12

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	January 31, 2010	January 31, 2009

From operations —
Net investment income	$43,181,965	$50,290,406
Net realized loss from investment transactions, financial futures contracts and swap contracts	(29,644,865)	(124,934,070)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	160,726,183	(217,923,949)

Net increase (decrease) in net assets from operations	$174,263,283	$(292,567,613)

Distributions to shareholders —
From net investment income
Class A	$(30,493,091)	$(35,444,633)
Class B	(2,804,695)	(3,596,107)
Class C	(8,649,668)	(9,750,062)
Class I	(738,367)	(163,111)

Total distributions to shareholders	$(42,685,821)	$(48,953,913)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$125,707,294	$159,269,810
Class B	4,294,683	4,283,363
Class C	34,852,479	36,821,804
Class I	28,335,552	2,927,953
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	17,118,212	18,306,344
Class B	1,223,384	1,455,474
Class C	4,178,526	4,254,822
Class I	168,295	43,354
Cost of shares redeemed
Class A	(167,248,632)	(327,027,423)
Class B	(8,673,566)	(19,994,252)
Class C	(29,386,636)	(85,233,914)
Class I	(5,575,685)	(468,440)
Net asset value of shares exchanged
Class A	6,209,428	4,664,258
Class B	(6,209,428)	(4,664,258)

Net increase (decrease) in net assets from Fund share transactions	$4,993,906	$(205,361,105)

Net increase (decrease) in net assets	$136,571,368	$(546,882,631)

Net Assets

At beginning of year	$581,315,119	$1,128,197,750

At end of year	$717,886,487	$581,315,119

Accumulated undistributed net investment income included in net assets

At end of year	$2,050,904	$1,432,676

Statement of Cash Flows

For the Year Ended
Cash Flows From Operating Activities	January 31, 2010

Net increase in net assets from operations	$174,263,283
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(170,616,393)
Investments sold	160,564,110
Net accretion/amortization of premium (discount)	(3,988,778)
Increase in interest receivable	(938)
Decrease in receivable for investments sold	204,964
Decrease in receivable for variation margin on open financial futures contracts	570,063
Decrease in receivable for open swap contracts	2,048,875
Decrease in payable for investments purchased	(10,152,138)
Decrease in payable for when-issued securities	(1,292,824)
Increase in payable for variation margin on open financial futures contracts	290,719
Decrease in payable for open swap contracts	(10,339,548)
Decrease in payable to affiliate for investment adviser fee	(40,421)
Increase in payable to affiliate for distribution and service fees	65,228
Decrease in interest expense and fees payable	(308,391)
Increase in accrued expenses	96,791
Net change in unrealized (appreciation) depreciation from investments	(149,839,962)
Net realized loss from investments	22,788,820

Net cash provided by operating activities	$14,313,460

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$193,874,255
Fund shares redeemed	(210,136,587)
Distributions paid, net of reinvestments	(20,179,289)
Proceeds from secured borrowings	28,350,000
Repayment of secured borrowings	(16,300,000)

Net cash used in financing activities	$(24,391,621)

Net decrease in cash	$(10,078,161)

Cash at beginning of year	$21,638,198

Cash at end of year	$11,560,037

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$22,688,417
Cash paid for interest and fees	$1,021,123

See notes to financial statements

13

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$6.440	$9.780	$10.730		$10.240	$10.090

Income (Loss) From Operations

Net investment income(1)	$0.488	$0.504	$0.490		$0.515	$0.535
Net realized and unrealized gain (loss)	1.452	(3.351)	(0.955)		0.465	0.167

Total income (loss) from operations	$1.940	$(2.847)	$(0.465)		$0.980	$0.702

Less Distributions

From net investment income	$(0.480)	$(0.493)	$(0.485)		$(0.490)	$(0.552)

Total distributions	$(0.480)	$(0.493)	$(0.485)		$(0.490)	$(0.552)

Net asset value — End of year	$7.900	$6.440	$9.780		$10.730	$10.240

Total Return(2)	31.04%	(29.94)%	(4.47)%		9.76%	7.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$481,346	$407,816	$788,563		$876,579	$505,474
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.00%	0.97%	0.86	%(3)	0.89%	0.94%
Interest and fee expense(4)	0.11%	0.35%	0.52%		0.52%	0.39%
Total expenses before custodian fee reduction	1.11%	1.32%	1.38	%(3)	1.41%	1.33%
Expenses after custodian fee reduction excluding interest and fees	1.00%	0.96%	0.85	%(3)	0.87%	0.93%
Net investment income	6.72%	5.97%	4.74%		4.88%	5.26%
Portfolio Turnover	22%	35%	43%		44%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

14

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$6.430	$9.750	$10.700		$10.210	$10.060

Income (Loss) From Operations

Net investment income(1)	$0.432	$0.440	$0.412		$0.438	$0.463
Net realized and unrealized gain (loss)	1.448	(3.336)	(0.956)		0.463	0.162

Total income (loss) from operations	$1.880	$(2.896)	$(0.544)		$0.901	$0.625

Less Distributions

From net investment income	$(0.430)	$(0.424)	$(0.406)		$(0.411)	$(0.475)

Total distributions	$(0.430)	$(0.424)	$(0.406)		$(0.411)	$(0.475)

Net asset value — End of year	$7.880	$6.430	$9.750		$10.700	$10.210

Total Return(2)	30.02%	(30.42)%	(5.20)%		8.97%	6.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,335	$46,123	$92,895		$126,916	$143,784
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.76%	1.72%	1.61	%(3)	1.64%	1.69%
Interest and fee expense(4)	0.11%	0.35%	0.52%		0.52%	0.39%
Total expenses before custodian fee reduction	1.87%	2.07%	2.13	%(3)	2.16%	2.08%
Expenses after custodian fee reduction excluding interest and fees	1.76%	1.71%	1.60	%(3)	1.62%	1.68%
Net investment income	5.99%	5.23%	4.00%		4.17%	4.57%
Portfolio Turnover	22%	35%	43%		44%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

15

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended January 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$5.970	$9.050	$9.930		$9.470	$9.340

Income (Loss) From Operations

Net investment income(1)	$0.401	$0.408	$0.382		$0.403	$0.422
Net realized and unrealized gain (loss)	1.339	(3.095)	(0.885)		0.439	0.148

Total income (loss) from operations	$1.740	$(2.687)	$(0.503)		$0.842	$0.570

Less Distributions

From net investment income	$(0.400)	$(0.393)	$(0.377)		$(0.382)	$(0.440)

Total distributions	$(0.400)	$(0.393)	$(0.377)		$(0.382)	$(0.440)

Net asset value — End of year	$7.310	$5.970	$9.050		$9.930	$9.470

Total Return(2)	29.92%	(30.40)%	(5.19)%		9.03%	6.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$162,425	$123,933	$244,680		$265,002	$168,029
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.75%	1.72%	1.61	%(3)	1.64%	1.69%
Interest and fee expense(4)	0.11%	0.35%	0.52%		0.52%	0.39%
Total expenses before custodian fee reduction	1.86%	2.07%	2.13	%(3)	2.16%	2.08%
Expenses after custodian fee reduction excluding interest and fees	1.75%	1.71%	1.60	%(3)	1.62%	1.68%
Net investment income	5.95%	5.23%	3.99%		4.13%	4.49%
Portfolio Turnover	22%	35%	43%		44%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

16

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended January 31,
			Period Ended
	2010	2009	January 31, 2008(1)

Net asset value — Beginning of period	$6.440	$9.780	$10.720

Income (Loss) From Operations

Net investment income(2)	$0.505	$0.520	$0.358
Net realized and unrealized gain (loss)	1.461	(3.345)	(0.923)

Total income (loss) from operations	$1.966	$(2.825)	$(0.565)

Less Distributions

From net investment income	$(0.496)	$(0.515)	$(0.375)

Total distributions	$(0.496)	$(0.515)	$(0.375)

Net asset value — End of period	$7.910	$6.440	$9.780

Total Return(3)	31.48%	(29.75)%	(5.33	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,780	$3,442	$2,060
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.71%	0.61	%(5)
Interest and fee expense(6)	0.11%	0.35%	0.52	%(5)
Total expenses before custodian fee reduction	0.85%	1.06%	1.13	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.70%	0.60	%(5)
Net investment income	6.66%	6.57%	4.94	%(5)
Portfolio Turnover	22%	35%	43	%(7)

(1)	For the period from the start of business, May 9, 2007, to January 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended January 31, 2008.

See notes to financial statements

17

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (formerly, Eaton Vance High Yield Municipals Fund) (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to achieve high current income exempt from regular federal income tax. The Fund primarily invests in high yielding municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

18

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

At January 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $217,934,690 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on January 31, 2011 ($7,890,749), January 31, 2012 ($707,905), January 31, 2013 ($23,032,310), January 31, 2014 ($6,453,293), January 31, 2016 ($14,863,328), January 31, 2017 ($49,195,524) and January 31, 2018 ($115,791,581).

Additionally, at January 31, 2010, the Fund had a net capital loss of $2,644,675 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending January 31, 2011.

As of January 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended January 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued”

19

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2010, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $97,567,000 and $151,858,425, respectively. The range of interest rates on Floating Rate Notes outstanding at January 31, 2010 was 0.20% to 0.30%. For the year ended January 31, 2010, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $90,605,493 and 0.79%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no short falls as of January 31, 2010.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended January 31, 2010 and January 31, 2009 was as follows:

	Year Ended January 31,
	2010	2009

Distributions declared from:
Tax-exempt income	$42,480,249	$48,715,438
Ordinary income	205,572	238,475

During the year ended January 31, 2010, accumulated net realized loss was increased by $122,084 and accumulated undistributed net investment income was increased by $122,084 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$3,671,829
Capital loss carryforward and post October losses	$(220,579,365)
Net unrealized depreciation	$(77,566,139)
Other temporary differences	$(1,620,925)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, inverse floaters and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $500 million	0.350%	3.50%
$500 million up to $750 million	0.325	3.25
$750 million up to $1 billion	0.300	3.25
$1 billion up to $1.5 billion	0.300	3.00

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended January 31, 2010, the investment adviser fee amounted to $3,979,242, representing 0.60% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2010, EVM earned $15,779 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received $80,701 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

21

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2010 amounted to $1,152,983 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2010, the Fund paid or accrued to EVD $352,362 and $1,092,962 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $21,913,000 and $28,071,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2010 amounted to $118,836 and $365,975 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended January 31, 2010, the Fund was informed that EVD received approximately $51,000, $63,000 and $22,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $170,616,393 and $160,564,110, respectively, for the year ended January 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2010	2009

Sales	17,530,257	19,545,172
Issued to shareholders electing to receive payments of distributions in Fund shares	2,352,466	2,277,480
Redemptions	(23,129,662)	(39,709,633)
Exchange from Class B shares	857,728	563,415

Net decrease	(2,389,211)	(17,323,566)

	Year Ended January 31,
Class B	2010	2009

Sales	586,423	517,184
Issued to shareholders electing to receive payments of distributions in Fund shares	169,001	183,107
Redemptions	(1,191,529)	(2,487,329)
Exchange to Class A shares	(859,340)	(564,898)

Net decrease	(1,295,445)	(2,351,936)

22

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended January 31,
Class C	2010	2009

Sales	5,132,783	4,866,296
Issued to shareholders electing to receive payments of distributions in Fund shares	619,501	575,032
Redemptions	(4,314,835)	(11,708,453)

Net increase (decrease)	1,437,449	(6,267,125)

	Year Ended January 31,
Class I	2010	2009

Sales	3,688,243	383,877
Issued to shareholders electing to receive payments of distributions in Fund shares	21,958	5,239
Redemptions	(731,279)	(65,407)

Net increase	2,978,922	323,709

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$776,356,302

Gross unrealized appreciation	$25,984,166
Gross unrealized depreciation	(104,661,292)

Net unrealized depreciation	$(78,677,126)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2010.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

3/10	443 U.S. Treasury Bond	Short	$(53,158,450)	$(52,633,938)	$524,512

Interest Rate Swaps

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation

JPMorgan Chase Co.	$20,000,000	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$1,110,987

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective February 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate swap contracts. The Fund may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Fund enters into interest rate swap contracts that may contain provisions whereby the counterparty may

23

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level or over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At January 31, 2010, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below. The value of securities pledged as collateral, if any, for open interest rate swap contracts at January 31, 2010 is disclosed in a note to the Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At January 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $1,110,987, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2010 was as follows:

Fair Value

Derivative	Asset Derivative	Liability Derivative

Futures Contracts	$524,512(1)	$—
Interest Rate Swaps	1,110,987(2)	—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(853,487)	$2,595,548
Interest Rate Swaps	(6,002,558)	8,290,673

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended January 31, 2010, which are indicative of the volume of these derivative types, were approximately $63,300,000 and $27,008,000, respectively.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

24

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$795,246,176	$—	$795,246,176

Total Investments	$—	$795,246,176	$—	$795,246,176

Futures Contracts	$524,512	$—	$—	$524,512
Interest Rate Swaps	—	1,110,987	—	1,110,987

Total	$524,512	$796,357,163	$—	$796,881,675

The Fund held no investments or other financial instruments as of January 31, 2009 whose fair value was determined using Level 3 inputs.

12   Name Change

Effective December 1, 2009, the name of Eaton Vance High Yield Municipal Income Fund was changed from Eaton Vance High Yield Municipals Fund.

25

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II
and Shareholders of Eaton Vance High Yield
Municipal Income Fund (formerly Eaton Vance
High Yield Municipals Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (formerly Eaton Vance High Yield Municipals Fund) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2010

26

Eaton Vance High Yield Municipal Income Fund as of January 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.52% of dividends from net investment income as an exempt-interest dividend.

27

Eaton Vance High Yield Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance High Yield Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance High Yield Municipals Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

29

Eaton Vance High Yield Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance High Yield Municipal Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 3 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investing firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance High Yield Municipal Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 12/24/63	President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies managed by EVM or BMR.

James H. Evans 11/18/59	Vice President	Since 2008	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 6 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Yield Municipal Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

416-3/10	HYSRC

Eaton Vance
Investment Managers

EDUCATION

Annual Report January 31, 2010

EATON VANCE TAX-ADVANTAGED BOND STRATEGIES SHORT TERM FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
Volatility continued to roil the credit markets during the period from the Fund’s inception on March 27, 2009, through January 31, 2010. As the period opened last spring, investors had started to become more sanguine about the stability of the capital markets, with the fiscal and monetary policy steps of governments around

James H. Evans, CFA Portfolio Manager	the world beginning to calm some of the fears generated by the market dislocations of 2008. Equity markets began to rally off a bottom set in March 2009, and municipal bonds also rebounded, as investors who had previously sought out the safety of U.S. Treasury debt gained renewed confidence in the municipal sector and a growing appetite for muni bonds’ generally higher after-tax yields. Congressional legislative efforts also helped support the rally in the municipal market, particularly by way of federal stimulus dollars provided directly to the states as well as through the Build America Bonds financing subsidy program. Both of these efforts helped reduce the supply of tax-exempt municipal bonds in the marketplace, thus sending their prices higher.
Despite these positives, by late May and into the early summer of 2009, the muni rally had begun to cool a bit, with heavier-than-expected “visible supply” – or new issuance expected over a short period – leading some buyers to wait for newer, cheaper municipal paper in the primary market. Greater overall demand for municipals, however, remained strong, which drove prices to richer levels relative to Treasuries as the period progressed and pushed muni yields lower.
The Barclays Capital 5-Year Municipal Bond Index (the Index) – a broad-based, unmanaged index of municipal bonds and also the Fund’s primary benchmark – produced a return of 6.08% between March 27, 2009, and January 31, 2010.1

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
The Fund underperformed the Index during the period from its inception on March 27, 2009, through January 31, 2010. This underperformance versus the Index was mainly a result of the Fund’s commitment to focusing on very high-quality issues at a time when the returns of lower-quality bonds generally outpaced those of more highly rated bonds. The Fund’s investments in municipal bonds focused on essential-service revenue and general obligation bonds rated AAA or AA, and on prerefunded bonds backed by U.S. Treasuries and/or government agency securities. By contrast, the Index had a weighting of approximately 18% in bonds rated below AA during this period, which resulted in a higher rate of return for the Index relative to the Fund.
Performance versus the Index also was somewhat negatively affected by the Fund’s “crossover” allocation strategy, which refers to management’s allocation of assets between tax-exempt and taxable bonds as part of an after-tax, total-return, relative-value-based portfolio management approach. At the outset of the period, the Fund’s portfolio was entirely invested in municipal bonds and cash, with no exposure to taxables. Beginning in early June, however, yields on intermediate-term munis started to decline significantly relative to yields on U.S. Treasuries and government agency securities. The change in relative yields caused taxable bonds to become increasingly cheap compared with municipals. As the ratio of municipal yields to the yield on taxable bonds approached the Fund’s cross-over target range, the Fund purchased taxable bonds

Total Return Performance 3/27/09 – 1/31/10

Class A2	4.49%
Class C2	3.93
Class I2	4.71

Total Return Performance 3/27/09 – 1/31/10

Barclays Capital 5-Year Municipal Bond Index[1]	6.08%

See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[2]
These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the investment adviser and administrator, the returns would be lower.

1

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

with some of its inflows and started to sell munis and buy U.S. government securities – primarily Treasuries. Munis continued to become increasingly expensive relative to taxable bonds as the period progressed.
While the relationship between the yields on munis and Treasuries was volatile between June and November, the performance impact of the Fund’s allocation to Treasury and agency securities versus the Index was not material. In December, however, yields on Treasuries increased substantially, while yields on munis did not. As Treasuries became even more attractive, the Fund increased its allocation. But Treasuries continued to weaken during December, with the yield on 5-Year Treasuries increasing by the largest amount since March 2004 and the ratio between muni and Treasury yields reaching all-time lows. As a result, the Fund’s allocation to Treasuries produced a negative total return in December and for the year. On the other hand, muni yields (and therefore prices) were relatively unchanged in December, and munis outperformed Treasuries. Given the increased relative attractiveness of Treasuries, the Fund added to its Treasury positions in January. While Treasuries outperformed munis in January, the magnitude was not enough to overcome their lagging performance in December.
As of January 31, 2010, the Fund’s portfolio included nearly 28% allocated to taxable securities and 57% to municipals. In addition to producing a higher after-tax yield, the taxable securities may have the potential for relative price appreciation when yield relationships return to normal.
The Fund maintained a short-term investments and cash position of approximately 12% for liquidity purposes and also to balance investments in municipal securities in the 8-10 year maturity range, which were more attractive because of the steep yield curve. As the yield curve became steeper during the period, however, the Fund’s investments at the longer end of the spectrum saw price erosion, further detracting from its performance versus the Index as the Index does not include bonds with longer maturities.
On the upside, the Fund’s process of security selection and its relative value trading helped its performance, more than offsetting the negative impacts of the Fund’s crossover strategy and its longer maturity investments. When yield relationships return to more normal levels, management believes that its crossover strategy and longer maturity investments may provide the opportunity for enhanced returns and add further value to the Fund’s security selection and relative value trading.
Looking ahead, it appears there may be significant challenges for many state and local governments due to severe budget shortfalls caused by declining tax revenues. While these developments bear close watching, management continues to apply its long-term perspective and will maintain its focus on actively managing clients’ assets using an after-tax, total-return-focused investment approach. As a practical matter in today’s municipal marketplace, we believe this approach – with its strong reliance on relative valuation, research and market experience – has the potential to serve tax-sensitive investors well over the long term.
Effective February 1, 2010, the Fund’s name was changed from Eaton Vance Tax-Advantaged Bond Strategies Fund to Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital 5-Year Municipal Bond Index, a broad-based, unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Barclays Capital 5-Year Municipal Bond Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EABSX	ECBSX	EIBSX

Cumulative Total Returns (at net asset value)

Life of Fund†	4.49%	3.93%	4.71%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)

Life of Fund†	2.14%	2.93%	4.71%

†	Inception dates: Class A: 3/27/09; Class C: 3/27/09; Class I: 3/27/09. Returns are cumulative since inception of each share class.

Total Annual Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.02%	1.77%	0.77%
Net Expense Ratio	0.90	1.65	0.65

Distribution Rates/Yields	Class A	Class C	Class I

Distribution Rate[3]	0.88%	0.12%	1.14%
SEC 30-day Yield[4]	0.79	0.06	1.06

Index Performance[5] (Cumulative Total Return 3/27/09 – 1/31/10)

Barclays Capital 5-Year Municipal Bond Index		6.08%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*
Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/27/09. A $10,000 hypothetical investment at net asset value in Class C and Class I on 3/27/09 (commencement of operations) would have been valued at $10,393 ($10,293 including contingent deferred sales charge) and $10,471, respectively, on 1/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent a reduction of expenses by the investment adviser and administrator, the returns would have been lower. Index returns are available as of month end only.

1 Cumulative Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Cumulative Total Return for Class A shares reflects the maximum 2.25% sales charge. SEC Cumulative Total Return for Class C shares reflects a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 3/27/09. Net Expense Ratio reflects a contractual expense limitation that continues through May 31, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 5 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010
PORTFOLIO COMPOSITION

Rating Distribution1

By net assets
Fund Statistics

• Number of Issues:	128
• Average Maturity:	4.36 years
• Average Effective Maturity:	4.36 years
• Duration to Worst:	3.89
• Average Dollar Price:	$106.25

[1]
Rating Distribution is determined by dividing the total market value of the issues by the net assets of the Fund. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

4

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 – January 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(8/1/09)	(1/31/10)	(8/1/09 – 1/31/10)

Actual
Class A	$1,000.00	$1,022.40	$4.59	**
Class C	$1,000.00	$1,018.60	$8.40	**
Class I	$1,000.00	$1,023.70	$3.32	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**
Class C	$1,000.00	$1,016.90	$8.39	**
Class I	$1,000.00	$1,021.90	$3.31	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2009.

**	Absent an allocation of expenses to the investment adviser and administrator, expenses would be higher.

5

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS

Tax-Exempt Municipal Securities — 57.0%

Principal Amount
(000’s omitted)	Security	Value

Education — 5.4%

$5,000	Alabama Public School & College Authority, 5.00%, 5/1/15	$5,616,300
3,540	Alabama Public School & College Authority, 5.00%, 5/1/18	3,945,613
3,170	University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/14	3,392,787
2,385	University of Maryland, Auxiliary Facility & Tuition Revenue, 3.00%, 4/1/15	2,533,729
400	University of Maryland, Auxiliary Facility & Tuition Revenue, 4.00%, 4/1/14	444,320
2,250	University of Texas, 4.00%, 8/15/10	2,296,260
1,000	Virginia College Building Authority, Educational Facilities Revenue, 3.00%, 9/1/10	1,016,620
245	Virginia Public School Authority, 4.00%, 7/15/13	269,564
2,440	Virginia Public School Authority, 5.00%, 8/1/15	2,832,230

		$22,347,423

Escrowed / Prerefunded — 3.5%

$1,900	Badger Tobacco Asset Securitization Corp., WI, Prerefunded to 6/1/12, 6.375%, 6/1/32	$2,138,678
2,055	Foothill/Eastern Transportation Corridor Agency, CA, Escrowed to Maturity, 0.00%, 1/1/17	1,689,416
2,625	Massachusetts Bay Transportation Authority, Prerefunded to 7/1/10, 5.25%, 7/1/30	2,681,437
120	Massachusetts Water Pollution Abatement Trust, Escrowed to Maturity, 5.45%, 2/1/13	127,247
5,000	Monroe County, PA, Hospital Authority, (Pocono Medical Center), Prerefunded to 1/1/14, 6.00%, 1/1/43	5,840,350
2,200	New York Dormitory Authority, (Court Facilities), Prerefunded to 5/15/10, 6.00%, 5/15/39	2,260,082

		$14,737,210

General Obligations — 36.2%

$390	Albuquerque, NM, Municipal School District No. 12, 5.00%, 8/1/13	$442,568
1,030	Atlantic County, NJ, 2.50%, 10/1/14	1,075,114
35	Austin, TX, Independent School District, 5.25%, 8/1/15	41,142
4,150	Baltimore County, MD, 3.40%, 11/1/15	4,256,489
4,275	Bergen County, NJ, 3.25%, 11/1/16	4,515,298
1,000	Cary, NC, 4.00%, 6/1/20	1,077,170
195	Cary, NC, 5.00%, 6/1/18	228,823
45	College Station, TX, 3.50%, 2/15/14	48,326
225	Connecticut, 5.75%, 11/1/19	270,403
1,500	Connecticut Economic Recovery, 5.00%, 1/1/14	1,710,615
150	Danbury, CT, 3.00%, 7/15/14	160,620
875	Deer Park Independent School District, TX, 3.00%, 2/15/15	915,197
1,000	Delaware, 5.00%, 3/1/10	1,004,290
1,365	Delaware, 5.00%, 10/1/16	1,602,319
575	Delaware County, PA, 4.00%, 10/1/18	619,511
370	Duluth, MN, 4.00%, 2/1/13	401,099
190	Elmbrook, WI, School District, 4.00%, 4/1/13	206,260
700	Fairfax County, VA, 5.00%, 4/1/15	816,354
5,700	Fairfax County, VA, 5.00%, 10/1/16	6,702,630
3,000	Fort Worth, TX, Independent School District, 5.00%, 2/15/19	3,395,700
155	Frisco, TX, 4.00%, 2/15/19	161,071
725	Georgia, 5.00%, 5/1/15	844,226
450	Johnson County, KS, Unified School District No. 512, Shawnee Mission, 4.00%, 10/1/12	488,115
1,050	King County, WA, 5.00%, 6/1/10	1,067,010
1,670	Loudoun County, VA, 5.00%, 5/1/10	1,690,658
60	Maryland, 5.00%, 3/1/13	67,581
14,265	Maryland, 5.00%, 11/1/17	16,803,029
4,000	Maryland, 5.25%, 8/15/19	4,785,760
1,700	Mecklenburg County, NC, 5.50%, 4/1/10	1,715,606
5,000	Minneapolis, MN, 4.00%, 12/1/15	5,585,800
1,000	Minnesota, 4.00%, 8/1/15	1,113,770
1,950	Minnesota, 4.00%, 8/1/16	2,162,667
3,000	Minnesota, 4.00%, 8/1/19	3,255,030
1,900	Minnesota, 5.00%, 10/1/10	1,961,161
2,760	Minnesota, 5.00%, 12/1/17	3,244,049
1,000	Minnesota, 5.00%, 6/1/18	1,170,190
7,500	Minnesota, 5.00%, 12/1/18	8,789,550
145	Monmouth County, NJ, 4.25%, 9/15/12	158,398
2,960	Montgomery County, MD, 5.00%, 11/1/15	3,470,482
500	New Hanover County, NC, 5.00%, 12/1/18	582,180
4,935	North Carolina, 5.00%, 4/1/10	4,976,059
1,800	North Carolina, 5.00%, 5/1/10	1,822,230
1,235	Ohio, 4.00%, 9/1/15	1,363,193
2,200	Ohio, 5.00%, 9/15/19	2,509,364
3,000	Pennsylvania, 5.00%, 2/15/17	3,482,070
9,485	Pennsylvania, 5.00%, 7/1/18	10,998,332
2,400	Pennsylvania, 5.00%, 7/1/19	2,784,960
1,185	St Mary’s County, MD, 3.00%, 7/15/13	1,266,966
1,320	St Mary’s County, MD, 3.00%, 7/15/15	1,400,903
2,225	Suffolk County, NY, 4.00%, 10/15/16	2,435,863
5,035	Suffolk County, NY, 4.00%, 10/15/19	5,372,647
925	Tennessee, 5.00%, 5/1/19	1,067,034
130	Tyler, TX, Independent School District, 4.00%, 2/15/14	142,412

See notes to financial statements

6

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)

$1,755	United Independent School District, TX, 5.00%, 8/15/15	$2,036,800
15,000	Utah, 4.00%, 7/1/10	15,242,100
1,000	Utah, 4.00%, 7/1/10	1,016,140
3,500	Vermont, 5.00%, 2/1/10	3,500,945
1,000	Wake County, NC, 4.00%, 2/1/15	1,115,210
90	Willow Fork Drain District, TX, 4.00%, 9/1/15	94,802

		$151,234,291

Industrial Development Revenue — 0.5%

$2,000	Tulsa County, OK, Industrial Authority Capital Improvements, 4.00%, 5/15/15	$2,166,540

		$2,166,540

Insured-Escrowed / Prerefunded — 6.5%

$1,150	Coral Gables, FL, Health Facilities Authority, (Mariners Hospital), (AGM), Prerefunded to 8/15/14, 5.25%, 8/15/24	$1,342,499
2,000	East Baton Rouge Parish, LA, (AMBAC), Prerefunded to 2/1/14, 5.125%, 2/1/18	2,319,440
290	Ernest N. Morial-New Orleans, LA, Exhibit Hall Authority, (AMBAC), Prerefunded to 7/15/13, 5.25%, 7/15/17	329,849
1,850	Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/26	2,162,853
1,160	Lowell, MA, (FGIC), Prerefunded to 2/15/10, 6.00%, 2/15/14	1,174,616
8,000	Massachusetts, (AGM), Prerefunded to 1/1/13, 5.375%, 1/1/18	8,977,120
1,000	New York Dormitory Authority, (Court Facilities), (AMBAC), Prerefunded to 5/15/10, 5.80%, 5/15/19	1,026,730
1,000	New York Dormitory Authority, (State University Educational Facilities), (FGIC), Prerefunded to 5/15/10, 5.75%, 5/15/19	1,026,580
35	Pennsylvania, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/14	39,793
5,210	Pennsylvania, (NPFG), Prerefunded to 2/1/14, 4.00%, 2/1/16	5,779,505
290	Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, (NPFG), Prerefunded to 7/1/13, 5.00%, 7/1/22	328,248
1,610	Puerto Rico Highway and Transportation Authority, (NPFG), Prerefunded to 7/1/10, 5.875%, 7/1/35	1,664,450
1,000	West Bloomfield, MI, School District, (FGIC), Prerefunded to 5/1/10, 5.85%, 5/1/16	1,014,540

		$27,186,223

Insured-General Obligations — 1.0%

$800	Governor Mifflin, PA, School District, (AGM), 5.00%, 3/15/17	$920,752
2,000	Oklahoma, (FGIC), (NPFG), 5.00%, 7/15/10	2,044,220
5	Pennsylvania, (AGM), 5.00%, 9/1/14	5,781
165	Pennsylvania, (NPFG), 5.00%, 7/1/14	184,691
1,000	Richmond, VA, (FGIC), (NPFG), 5.50%, 7/15/10	1,024,600

		$4,180,044

Insured-Other Revenue — 0.0%

$80	New Mexico Finance Authority, (NPFG), 4.00%, 6/1/11	$83,606

		$83,606

Insured-Special Tax Revenue — 0.5%

$2,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), Prefunded to 1/1/14, 5.25%, 1/1/29	$2,280,100

		$2,280,100

Insured-Water and Sewer — 0.5%

$750	Austin, TX, (AMBAC), 5.50%, 11/15/15	$880,590
60	Everett, WA, Water and Sewer Revenue, (NPFG), 4.50%, 7/1/10	61,078
1,000	Wisconsin, Clean Water Revenue, (NPFG), 5.00%, 6/1/10	1,016,230

		$1,957,898

Other Revenue — 0.2%

$550	Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/14	$635,591

		$635,591

Pooled Loans — 0.5%

$2,000	Massachusetts Water Pollution Abatement Trust, 5.25%, 2/1/10	$2,000,560

		$2,000,560

Transportation — 1.2%

$1,000	Kansas State Department of Transportation, 4.00%, 9/1/15	$1,110,500
1,500	Kansas State Department of Transportation, 5.00%, 9/1/15	1,744,920

See notes to financial statements

7

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)

$1,670	Massachusetts Bay Transportation Authority, 4.00%, 7/1/15	$1,843,062
95	Oregon State Department of Transportation, Highway User Tax Revenue, 5.00%, 11/15/12	106,031

		$4,804,513

Water and Sewer — 1.0%

$2,290	Louisville & Jefferson County Metropolitan Sewer District, KY, 5.00%, 5/15/15	$2,588,066
1,020	Ohio State Water Development Authority, 5.00%, 12/1/19	1,184,353
285	Oxford, AL, Waterworks and Sewer Board, 3.25%, 12/1/15	289,594

		$4,062,013

Total Tax-Exempt Municipal Securities
(identified cost $234,389,881)		$237,676,012

U.S. Government Agency Obligations — 4.3%

Principal Amount
(000’s omitted)	Security	Value

$2,000	Federal Home Loan Bank, 3.625%, 10/18/13	$2,114,110
1,700	Federal Home Loan Bank, 5.25%, 6/18/14	1,900,452
12,500	Federal Home Loan Bank, 5.50%, 8/13/14	14,128,162

Total U.S. Government Agency Obligations
(identified cost $17,852,060)		$18,142,724

U.S. Treasury Obligations — 22.7%

Principal Amount
(000’s omitted)	Security	Value

$2,000	U.S. Treasury Notes, 1.50%, 7/15/12	$2,021,094
22,600	U.S. Treasury Notes, 2.125%, 11/30/14	22,458,818
500	U.S. Treasury Notes, 2.25%, 5/31/14	504,727
2,925	U.S. Treasury Notes, 2.375%, 8/31/14	2,953,566
250	U.S. Treasury Notes, 2.50%, 3/31/13	258,301
61,275	U.S. Treasury Notes, 2.625%, 12/31/14	62,189,407
750	U.S. Treasury Notes, 2.75%, 11/30/16	736,816
3,500	U.S. Treasury Notes, 3.125%, 9/30/13	3,676,095

Total U.S. Treasury Obligations
(identified cost $93,963,037)		$94,798,824

Taxable Municipal Securities(1) — 0.8%

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 0.8%

$2,535	Monmouth County, NJ, 2.25%, 11/1/13	$2,574,825
5	Taos, NM, Municipal School District No. 1, 2.75%, 9/1/13	5,100
780	Taos, NM, Municipal School District No. 1, 4.25%, 9/1/16	805,139

Total Taxable Municipal Securities
(identified cost $3,328,908)		$3,385,064

Short-Term Investments - Tax-Exempt — 7.6%

Principal Amount
(000’s omitted)	Security	Value

$3,600	Energy Northwest, WA, (Bonneville Power Administration), Variable Rate, 0.20%, 7/1/17(2)	$3,600,000
8,000	Kansas State Department of Transportation, Variable Rate, 0.18%, 9/1/19(2)	8,000,000
2,000	Kansas State Department of Transportation, Variable Rate, 0.20%, 9/1/21(2)	2,000,000
2,000	Kansas State Department of Transportation, Variable Rate, 0.20%, 9/1/23(2)	2,000,000
1,715	Kansas State Department of Transportation, Variable Rate, (SPA: JPMorgan Chase Bank), 0.20%, 9/1/22(2)	1,715,000
5,000	New Hampshire Health & Education Facilities Authority, (Dartmouth College), 0.20% to 2/11/10 (Put Date), 6/1/32(2)	5,000,000
3,600	New York City Municipal Water Finance Authority, 0.18% to 2/11/10 (Put Date), 6/15/24(2)	3,600,000
2,500	New York City Transitional Finance Authority, NY, 0.21% to 2/11/10 (Put Date), 11/15/22(2)	2,500,000
3,300	New York City Transitional Finance Authority, NY, 0.21% to 2/11/10 (Put Date), 2/15/30(2)	3,300,000

Total Short-Term Investments - Tax-Exempt
(identified cost $31,715,000)		$31,715,000

Total Investments — 92.4%
(identified cost $381,248,886)		$385,717,624

Other Assets, Less Liabilities — 7.6%		$31,622,976

Net Assets — 100.0%		$417,340,600

See notes to financial statements

8

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

(1)	Build America Bonds.

(2)	Variable rate demand obligation. The stated interest rate represents the rate in effect at January 31, 2010.

See notes to financial statements

9

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 2010

Assets

Investments, at value (identified cost, $381,248,886)	$385,717,624
Cash	19,487,974
Interest receivable	3,038,417
Receivable for investments sold	4,864,285
Receivable for Fund shares sold	11,578,838
Receivable from affiliate	45,984

Total assets	$424,733,122

Liabilities

Payable for investments purchased	$6,529,220
Payable for Fund shares redeemed	434,116
Distributions payable	62,308
Payable to affiliates:
Investment adviser and administration fee	180,645
Distribution and service fees	94,456
Accrued expenses	91,777

Total liabilities	$7,392,522

Net Assets	$417,340,600

Sources of Net Assets

Paid-in capital	$411,675,048
Accumulated net realized gain	1,259,122
Accumulated distributions in excess of net investment income	(62,308)
Net unrealized appreciation	4,468,738

Net Assets	$417,340,600

Class A Shares

Net Assets	$230,413,731
Shares Outstanding	22,455,151
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.26
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.50

Class C Shares

Net Assets	$59,381,228
Shares Outstanding	5,781,602
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.27

Class I Shares

Net Assets	$127,545,641
Shares Outstanding	12,426,319
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.26

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Period Ended
January 31, 2010(1)

Investment Income

Interest	$3,118,763

Total investment income	$3,118,763

Expenses

Investment adviser and administration fee	$857,555
Distribution and service fees
Class A	152,306
Class C	181,229
Trustees’ fees and expenses	8,484
Custodian fee	98,307
Transfer and dividend disbursing agent fees	47,184
Legal and accounting services	57,378
Printing and postage	12,941
Registration fees	98,546
Miscellaneous	19,882

Total expenses	$1,533,812

Deduct —
Allocation of expenses to affiliate	$179,890
Reduction of custodian fee	973

Total expense reductions	$180,863

Net expenses	$1,352,949

Net investment income	$1,765,814

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,743,793	(2)

Net realized gain	$3,743,793

Change in unrealized appreciation (depreciation) —
Investments	$1,881,813

Net change in unrealized appreciation (depreciation)	$1,881,813

Net realized and unrealized gain	$5,625,606

Net increase in net assets from operations	$7,391,420

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Includes net realized gain of $554,804 from redemptions in-kind.

See notes to financial statements

10

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	January 31, 2010	(1)

From operations —
Net investment income	$1,765,814
Net realized gain from investment transactions	3,743,793 (2)
Net change in unrealized appreciation (depreciation) from investments	1,881,813

Net increase in net assets from operations	$7,391,420

Distributions to shareholders —
From net investment income
Class A	$(696,987)
Class C	(79,534)
Class I	(1,392,917)
From net realized gain
Class A	(828,638)
Class C	(231,502)
Class I	(528,411)

Total distributions to shareholders	$(3,757,989)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$262,947,487
Class C	60,077,916
Class I	77,244,675
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,243,265
Class C	195,304
Class I	1,644,802
Cost of shares redeemed
Class A	(34,808,192)
Class C	(1,216,500)
Class I	(30,449,691)
Issued in connection with tax-free reorganization (see Note 11)
Class I	76,828,103

Net increase in net assets from Fund share transactions	$413,707,169

Net increase in net assets	$417,340,600

Net Assets

At beginning of period	$—

At end of period	$417,340,600

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(62,308)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Includes net realized gain of $554,804 from redemptions in-kind.

See notes to financial statements

11

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	January 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.082
Net realized and unrealized gain	0.363

Total income from operations	$0.445

Less Distributions

From net investment income	$(0.140)
From net realized gain	(0.045)

Total distributions	$(0.185)

Net asset value — End of period	$10.260

Total Return(3)	4.49	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$230,414
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.90	%(7)
Net investment income	0.94	%(7)
Portfolio Turnover	129	%(4)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(7)	Annualized.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See notes to financial statements

12

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended
	January 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.019
Net realized and unrealized gain	0.372

Total income from operations	$0.391

Less Distributions

From net investment income	$(0.076)
From net realized gain	(0.045)

Total distributions	$(0.121)

Net asset value — End of period	$10.270

Total Return(3)	3.93	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59,381
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.65	%(7)
Net investment income	0.22	%(7)
Portfolio Turnover	129	%(4)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(7)	Annualized.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See notes to financial statements

13

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	January 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.129
Net realized and unrealized gain	0.338

Total income from operations	$0.467

Less Distributions

From net investment income	$(0.162)
From net realized gains	(0.045)

Total distributions	$(0.207)

Net asset value — End of period	$10.260

Total Return(3)	4.71	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,546
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.65	%(7)
Net investment income	1.48	%(7)
Portfolio Turnover	129	%(4)(8)

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser and administrator subsidized certain operating expenses equal to 0.11% of average daily net assets for the period ended January 31, 2010. Absent this subsidy, total return would be lower.

(7)	Annualized.

(8)	Excluding the value of portfolio securities delivered in payment of redemptions in-kind, the portfolio turnover would have been 120%.

See notes to financial statements

14

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Fund) (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on March 27, 2009. The Fund’s investment objective is after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each classs’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations furnished by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from March 27, 2009 to January 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are

15

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended January 31, 2010 was as follows:

Period Ended
January 31, 2010(1)

Distributions declared from:
Tax-exempt income	$1,432,620
Ordinary income	$736,818
Long-term capital gains	$1,588,551

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

During the period ended January 31, 2010, accumulated net realized gain was decreased by $896,120, accumulated distributions in excess of net investment income was decreased by $341,316 and paid-in capital was increased by $554,804 due to differences between book and tax accounting, primarily for accretion of market discount and redemptions in-kind, and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$689,508
Undistributed long-term capital gains	$561,829
Net unrealized appreciation	$4,476,523
Other temporary differences	$(62,308)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the

16

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount and the timing of recognizing distributions to shareholders.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets equal or exceed that level, and is payable monthly. For the period ended January 31, 2010, the investment adviser and administration fee amounted to $857,555 or 0.55% (annualized) of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.90%, 1.65% and 0.65% annually for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2010. Pursuant to this agreement, EVM was allocated $179,890 of the Fund’s operating expenses for the period ended January 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended January 31, 2010, EVM earned $1,087 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $62,541 as its portion of the sales charge on sales of Class A shares for the period ended January 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended January 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended January 31, 2010 amounted to $152,306 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the period ended January 31, 2010, the Fund paid or accrued to EVD $135,922 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. At January 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $3,312,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period ended January 31, 2010 amounted to $45,307 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received

17

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the period ended January 31, 2010, the Fund was informed that EVD received approximately $1,000 and $20,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments acquired in the reorganization described in Note 11 and including maturities, for the period ended January 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$330,191,821
U.S. Government and Agency Securities	146,885,211

$477,077,032

Sales

Investments (non-U.S. Government)	$167,113,660
U.S. Government and Agency Securities	35,159,675

$202,273,335

Included in sales is $13,740,962 representing the value of securities delivered in payment of redemptions in-kind.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	January 31, 2010(1)

Sales	25,745,585
Issued to shareholders electing to receive payments of distributions in Fund shares	121,635
Redemptions	(3,412,069)

Net increase	22,455,151

Period Ended
Class C	January 31, 2010(1)

Sales	5,881,040
Issued to shareholders electing to receive payments of distributions in Fund shares	19,093
Redemptions	(118,531)

Net increase	5,781,602

Period Ended
Class I	January 31, 2010(1)

Sales	7,573,633
Issued in connection with tax-free reorganization (see Note 11)	7,682,810
Issued to shareholders electing to receive payments of distributions in Fund shares	161,656
Redemptions	(2,991,780)

Net increase	12,426,319

(1)	For the period from the start of business, March 27, 2009, to January 31, 2010.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$381,241,101

Gross unrealized appreciation	$4,660,230
Gross unrealized depreciation	(183,707)

Net unrealized appreciation	$4,476,523

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the period ended January 31, 2010.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

18

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Municipal Securities	$—	$237,676,012	$—	$237,676,012
U.S. Government Agency Obligations	—	18,142,724	—	18,142,724
U.S. Treasury Obligations	—	94,798,824	—	94,798,824
Taxable Municipal Securities	—	3,385,064	—	3,385,064
Short-Term Investments – Tax Exempt	—	31,715,000	—	31,715,000

Total Investments	$—	$385,717,624	$—	$385,717,624

11   Reorganization

As of the close of business on March 26, 2009, the Fund acquired all the assets and assumed all the liabilities of M.D. Sass TABS: Municipal LLC, a private investment fund whose managing member was EVM, and M.D. Sass High Quality Municipal/Treasury Partnership, L.P., a partnership whose general partner was EVM, collectively referred to as the MDS Funds, pursuant to a plan of reorganization approved by the interest holders of the MDS Funds. Prior to this acquisition, the Fund had not commenced operations and had no assets. The acquisition was accomplished by a tax-free exchange of 7,682,810 shares of Class I of the Fund for the net assets of the MDS Funds on March 26, 2009 aggregating $76,828,103, including net unrealized appreciation of $2,586,925. The investment portfolios of the MDS Funds, with a fair value of $75,416,920 and identified cost of $72,829,995 were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the MDS Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

12   Name Change

Effective February 1, 2010, the name of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund was changed from Eaton Vance Tax-Advantaged Bond Strategies Fund.

19

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II
and shareholders of Eaton Vance Tax-Advantaged
Bond Strategies Short Term Fund (formerly Eaton
Vance Tax-Advantaged Bond Strategies Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund”) (formerly Eaton Vance Tax-Advantaged Bond Strategies Fund) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period from the start of business, March 27, 2009, to January 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010, the results of its operations, changes in its net assets, and financial highlights for the period from the start of business, March 27, 2009, to January 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2010

20

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund as of January 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of exempt-interest dividends and capital gain dividends.

Exempt-Interest Dividends. The Fund designates 66.04% of dividends from net investment income as an exempt-interest dividend.

Capital Gain Dividends. The Fund designates $1,588,551 as a capital gain dividend.

21

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on December 15, 2008, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative services agreement of the Eaton Vance Tax-Advantaged Bond Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”). The Board reviewed information furnished with respect to the Fund at its November 17, 2008 and December 15, 2008 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and its record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity plans of the Adviser and its affiliates

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and
•	The terms of the advisory agreement of the Fund.

22

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the investment advisory and administrative services agreement between the Fund and the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the advisory and administrative services agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative services agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund. In particular, the Board considered the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund, and their experience in analyzing factors such as tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies. In this regard, the Board considered the performance results previously achieved by such investment professionals in managing other accounts using investment strategies and techniques similar to those to be used in managing the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid by the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative services agreement.

Fund Performance

Because the Fund had not yet commenced operations, it had no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund.

23

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that the advisory fee structure, which includes breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates, and the Fund to share such benefits equitably.

24

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 3 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investing firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

25

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Position(s)
Name and	with the	Term of Office and	Principal Occupation(s)
Date of Birth	Trust	Length of Service	During Past Five Years

Cynthia J. Clemson 12/24/63	President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies managed by EVM or BMR.

James H. Evans 11/18/59	Vice President	Since 2008	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 6 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3940-3/10	TABS-SRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Eaton Vance Insured Municipal Income Fund, Eaton Vance High Yield Municipal Income Fund, Eaton Vance Kansas Municipal Income Fund, and Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended January 31, 2009 and January 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Insured Municipal Income Fund

Fiscal Years Ended	1/31/2009	1/31/2010

Audit Fees	$25,785	$27,470

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,800	$9,072

All Other Fees(3)	$0	$0

Total	$33,585	$36,542

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/2009	1/31/2010

Audit Fees	$63,565	$73,020

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,800	$13,524

All Other Fees(3)	$0	$0

Total	$71,365	$86,544

Eaton Vance Kansas Municipal Income Fund

Fiscal Years Ended	1/31/2009	1/31/2010

Audit Fees	$23,255	$23,553

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,800	$8,277

All Other Fees(3)	$0	$0

Total	$31,055	$31,830

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund *

Fiscal Period Ended	1/31/2010

Audit Fees	$31,550

Audit-Related Fees(1)	$0

Tax Fees(2)	$8,000

All Other Fees(3)	$0

Total	$39,550

*	This fund commenced operations on March 27, 2009.

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The Funds comprised all of the series of the Trust at 1/31/10, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to the Trust by D&T, for the last two fiscal years of the Funds.

Fiscal Years Ended	1/31/09	1/31/10

Audit Fees	$134,770	$155,593

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$31,200	$38,873

All Other Fees(3)	$0	$0

Total	$165,970	$194,466

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During each of the Funds’ fiscal years ended January 31, 2009 and January 31, 2010, $40,000 was billed by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control; structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/09	1/31/10

Registrant(1)	$31,200	$38,873

Eaton Vance(2)	$351,350	$279,795

(1)	Includes all of the Series of the Trust.

(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrant
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipals Trust II

By:	/s/ Cynthia J. Clemson

Cynthia J. Clemson
President

Date:	March 16, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell

Barbara E. Campbell
Treasurer

Date:	March 16, 2010

By:	/s/ Cynthia J. Clemson

Cynthia J. Clemson
President

Date:	March 16, 2010